UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22253

Nuveen AMT-Free Municipal Value Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 257-8787

Date of fiscal year end: October 31

Date of reporting period: October 31, 2025

Item 1.	Reports to Stockholders.

Closed-End Funds	October 31, 2025

 Nuveen Municipal

 Closed-End Funds

Nuveen Municipal Value Fund, Inc.	NUV

Nuveen AMT-Free Municipal Value Fund	NUW

Nuveen Municipal Income Fund, Inc.	NMI

Annual

Report

Table

of Contents

Discussion of Fund Performance

Nuveen Municipal Value Fund, Inc. (NUV)

Nuveen AMT-Free Municipal Value Fund (NUW)

Nuveen Municipal Income Fund, Inc. (NMI)

Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, is the investment adviser for the Nuveen Municipal Value Fund, Inc. (NUV), Nuveen AMT-Free Municipal Value Fund (NUW) and Nuveen Municipal Income Fund, Inc. (NMI). The portfolio managers for NUV and NUW are Daniel Close, CFA, and Kristen DeJong, CFA. The portfolio managers for NMI are Kristen DeJong, CFA and Scott Romans, PhD.

Below is a discussion of Fund performance and the factors that contributed and detracted during the 12-month reporting period ended October 31, 2025. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

Nuveen Municipal Value Fund, Inc. (NUV)

What factors affected markets during the reporting period?

•  Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period. This was in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•  While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

•  The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

What key strategies were used to manage the Fund during the reporting period?

•  The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in intermediate- to longer-duration and mid- to lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•  The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended October 31, 2025, NUV returned 3.22%. The Fund underperformed the returns of the S&P Municipal Bond Index, which returned 4.14%.

Top contributors to relative performance

•  The Fund’s use of leverage through inverse floating rate securities.

•  Security selection, notably zero-coupon bonds in the intermediate portion of the yield curve.

Top detractors from relative performance

•  Sector allocations, primarily driven by exposure to longer-duration tobacco settlement bonds.

•  Duration and yield curve positioning, particularly overweight allocations to the longest duration ranges.

•  Credit quality positioning, specifically overweights to below-investment-grade and non-rated bonds and an underweight to the highest grade (AAA-rated) bonds.

(continued)

Nuveen AMT-Free Municipal Value Fund (NUW)

What factors affected markets during the reporting period?

•  Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period. This was in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•  While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•  The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in intermediate- to longer-duration and mid- to lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•  The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended October 31, 2025, NUW returned 3.42%. The Fund underperformed the returns of the S&P Municipal Bond Index, which returned 4.14%.

Top contributors to relative performance

•  The Fund’s use of leverage through inverse floating rate securities.

•  Duration and yield curve positioning, driven primarily by an underweight to the shortest duration ranges.

Top detractors from relative performance

•  Security selection.

•  Sector allocations, primarily driven by exposure to longer-duration tobacco settlement bonds.

•  Exposure to non-rated bonds.

Nuveen Municipal Income Fund, Inc. (NMI)

What factors affected markets during the reporting period?

•  Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period. This was in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•  While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•  The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, teahe Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•  The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended October 31, 2025, NMI returned 2.74%. The Fund underperformed the returns of the S&P Municipal Yield Index, which returned 3.19%.

Top contributors to relative performance

•  Credit quality positioning, particularly overweights to AA-rated and A-rated bonds.

•  Sector allocations, including an overweight to the incremental tax sector and underweight to the tobacco sector.

•  Duration positioning, particularly underweights to durations of two to six years and of 12 years and longer.

Top detractors from relative performance

•  While overall duration positioning was beneficial, an underweight to the zero- to two-year duration range detracted.

•  Although sector allocations overall added to relative performance, an underweight to local general obligation bonds had a negative impact.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of October 31, 2025. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current fiscal period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts

Monthly Distributions (Ex-Dividend Date)	NUV	NUW	NMI

November	$0.0310	$0.0465	$0.0380
December	0.0325	0.0485	0.0380
January	0.0325	0.0485	0.0380
February	0.0325	0.0485	0.0380
March	0.0325	0.0485	0.0380
April	0.0325	0.0485	0.0380
May	0.0325	0.0485	0.0380
June	0.0325	0.0485	0.0380
July	0.0325	0.0485	0.0380
August	0.0325	0.0485	0.0380
September	0.0325	0.0485	0.0380
October	0.0325	0.0485	0.0380

Total Distributions from Net Investment Income	$0.3885	$0.5800	$0.4560

Yields	NUV	NUW	NMI

Market Yield[1]	4.33%	4.05%	4.54%
Taxable-Equivalent Yield[1]	7.32%	6.84%	7.66%

1

Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NMI was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NMI, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

NMI

Maximum aggregate offering	2,000,000

During the current reporting period, NMI sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share in the accompanying table.

NMI
Common shares sold through shelf offering	1,218,817

Weighted average premium to NAV per common share sold	2.45%

Refer to the Notes to Financial Statements for further details on Shelf Offerings and the Fund’s transactions.

COMMON SHARE REPURCHASES

The Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.

During the current fiscal period, the Funds did not repurchase any of their outstanding common shares. As of October 31, 2025, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NUV	NUW	NMI

Common shares cumulatively repurchased and retired	0	0	0
Common shares authorized for repurchase	20,750,000	1,795,000	1,005,000

About the Funds’ Benchmarks

S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: An index that is structured so that 70% of the index consists of bonds that are either not rated or are rated below investment grade, 20% are rated BBB/Baa, and 10% are rated single A. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance and Holdings

The Fund Performance and Holding Summaries for each Fund are shown below within this section of the report.

Fund Performance

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Holding Summaries

The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

NUV	Nuveen Municipal Value Fund, Inc.
Fund Performance and Holdings October 31, 2025

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Performance*

		Total Returns as of October 31, 2025

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NUV at Common Share NAV	6/17/87	3.22%	1.10%	2.71%

NUV at Common Share Price	6/17/87	5.57%	0.18%	2.74%

S&P Municipal Bond Index	—	4.14%	1.34%	2.50%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$9.20	$9.00	(2.17)%	(4.06)%

Growth of an Assumed $10,000 Investment as of October 31, 2025 - Common Share Price

Holdings

Fund Allocation (% of net assets)

Municipal Bonds	105.3%

Exchange-Traded Funds	0.4%

Other Assets & Liabilities, Net	0.6%

Floating Rate Obligations	(6.3)%

Net Assets	100%

Bond Credit Quality (% of total investments)

AAA	8.7%

AA	47.4%

A	26.3%

BBB	7.0%

BB or Lower	2.4%

N/R (not rated)	8.2%

Total	100%

Portfolio Composition (% of total investments)

Tax Obligation/Limited	31.2%

Utilities	18.4%

Transportation	18.1%

Tax Obligation/General	12.6%

Health Care	8.7%

Education and Civic Organizations	4.0%

Consumer Staples	2.3%

Other	4.7%

Total	100%

NUW	Nuveen AMT-Free Municipal Value Fund
Fund Performance and Holdings October 31, 2025

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Performance*

		Total Returns as of October 31, 2025

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NUW at Common Share NAV	2/25/09	3.42%	1.34%	2.65%

NUW at Common Share Price	2/25/09	7.95%	1.32%	2.28%

S&P Municipal Bond Index	—	4.14%	1.34%	2.50%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$15.12	$14.38	(4.89)%	(7.38)%

Growth of an Assumed $10,000 Investment as of October 31, 2025 - Common Share Price

Holdings

Fund Allocation (% of net assets)
Municipal Bonds	107.1%

Other Assets & Liabilities, Net	0.6%

Floating Rate Obligations	(7.7)%

Net Assets	100%

Bond Credit Quality (% of total investments)
AAA	10.1%

AA	45.1%

A	28.8%

BBB	5.5%

BB or Lower	1.8%

N/R (not rated)	8.7%

Total	100%

Portfolio Composition (% of total investments)
Tax Obligation/Limited	25.1%

Utilities	20.6%

Tax Obligation/General	19.4%

Health Care	12.1%

Transportation	6.9%

Education and Civic Organizations	6.3%

Consumer Staples	3.0%

Other	6.6%

Total	100%

NMI	Nuveen Municipal Income Fund, Inc.
Fund Performance and Holdings October 31, 2025

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Performance*

		Total Returns as of October 31, 2025

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NMI at Common Share NAV	4/20/88	2.74%	1.62%	2.61%

NMI at Common Share Price	4/20/88	8.78%	1.59%	3.20%

S&P Municipal Yield Index	—	3.19%	2.65%	4.11%

NMI Linked Benchmark	—	3.19%	2.16%	2.92%

*For purposes of Fund performance, relative results are measured against the linked returns between the S&P Munici-pal Bond Index (through September 29, 2023) and the S&P Municipal Yield Index (subsequent to September 29, 2023).

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$9.92	$10.05	1.31%	(0.94)%

Growth of an Assumed $10,000 Investment as of October 31, 2025 - Common Share Price

Holdings

Fund Allocation (% of net assets)
Municipal Bonds	95.4%

Short-Term Municipal Bonds	2.7%

Other Assets & Liabilities, Net	1.9%

Net Assets	100%

Bond Credit Quality (% of total investments)
AA	15.3%

A	18.6%

BBB	16.9%

BB or Lower	9.8%

N/R (not rated)	39.4%

Total	100%

Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.2%

Transportation	15.5%

Health Care	13.5%

Education and Civic Organizations	12.5%

Utilities	10.9%

Long-Term Care	5.6%

Industrials	4.6%

Other	11.2%

Total	100%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund and Nuveen Municipal Income Fund, Inc.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund and Nuveen Municipal Income Fund, Inc.(hereafter collectively referred to as the “Funds”) as of October 31, 2025, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2025, and the results of each of their operations, the changes in each of their net assets and each of the financial highlights for the year ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended October 31, 2024 and the financial highlights for each of the periods ended on or prior to October 31, 2024 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 26, 2024 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed alternative procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 26, 2025

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Portfolio of Investments October 31, 2025

NUV

SHARES		DESCRIPTION			VALUE

		LONG-TERM INVESTMENTS - 105.7%

		EXCHANGE-TRADED FUNDS - 0.4%
150,000	(a)	Nuveen High Yield Municipal Bond ETF			$3,749,190
125,000	(a)	Nuveen Municipal Income ETF			3,147,388

		TOTAL EXCHANGE-TRADED FUNDS (Cost $6,749,250)			6,896,578

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MUNICIPAL BONDS - 105.3%

		ALABAMA - 1.2%
$ 7,000,000	(b)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Prepay BP PLC, Series 2024D, (Mandatory Put 11/01/34)	5.000%	03/01/55	7,596,071
4,640,000	(b)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2024C, (Mandatory Put 7/01/31)	5.000	05/01/55	5,042,592
2,455,000		Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024	5.500	10/01/53	2,589,885
2,000,000		Mobile County Industrial Development Authority, Alabama, Solid Waste Disposal Revenue Bonds, AM/NS Calvert LLC Project, Series 2024A, (AMT)	5.000	06/01/54	1,944,364
5,720,000	(b)	Southeast Energy Authority, Alabama, Revenue Bonds, Cooperative District Energy Supply Series 2025A, (Mandatory Put 6/01/35)	5.000	01/01/56	6,128,137

		TOTAL ALABAMA			23,301,049

		ALASKA - 0.5%
9,750,000		Anchorage, Alaska, Solid Waste Services Revenue Bonds, Refunding Series 2022A	4.000	11/01/52	9,018,790

		TOTAL ALASKA			9,018,790

		ARIZONA - 1.8%
5,000,000	(c)	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group Falcon Properties LLC, Project, Senior Series 2022A-1	4.150	12/01/57	3,258,313
1,420,000	(b)	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, (AMT), (Mandatory Put 6/01/29)	4.000	06/01/49	1,448,234
1,500,000		Mesa, Arizona, Utility System Revenue Bonds, Series 2025	5.000	07/01/42	1,634,888
4,000,000		Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2023A	5.000	01/01/47	4,208,818
12,500,000		Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2023A	5.000	01/01/50	13,062,729
5,245,000		Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2023B	5.250	01/01/53	5,598,225
5,600,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000	12/01/37	6,133,849

		TOTAL ARIZONA			35,345,056

		CALIFORNIA - 5.5%
1,955,000		Burbank-Glendale-Pasadena Airport Authority, California, Airport Revenue Bonds, Senior Series 2024B, (AMT)	5.250	07/01/49	2,048,053
10,000,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2	0.000	06/01/55	1,902,379
4,080,000	(d)	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, (Pre-refunded 11/15/26)	5.000	11/15/46	4,182,325
5,920,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A	5.000	11/15/48	5,990,197
1,830,000		California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2024A	5.250	12/01/42	1,954,282
2,850,000		California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2024A	5.250	12/01/44	2,997,945
1,650,000		California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A	5.000	08/15/35	1,684,251

See Notes to Financial Statements	17

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$1,585,000	(c)	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Redwood Gardens Apartments, Subordinate Lien Series 2021N-S	4.000%	03/01/37	$1,390,683
1,635,000		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, (AMT)	5.000	12/31/43	1,644,712
3,495,000		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, (AMT)	5.000	12/31/47	3,507,153
1,000,000		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018B, (AMT)	5.000	06/01/48	1,002,783
2,290,000	(c)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019	5.000	07/01/39	2,354,632
3,500,000	(c)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.000	12/01/46	3,494,737
4,505,000		Covina-Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003B - FGIC Insured	0.000	06/01/28	4,193,094
2,180,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A	6.850	01/15/42	2,497,027
1,000,000		Fresno, California, Airport Revenue Bonds, Series 2023A - BAM Insured, (AMT)	5.000	07/01/48	1,029,288
1,000,000		Fresno, California, Airport Revenue Bonds, Series 2023A - BAM Insured, (AMT)	5.000	07/01/53	1,022,814
12,020,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2	0.000	06/01/66	1,278,093
345,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1	5.000	06/01/51	342,970
10,000,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2025C	5.000	07/01/51	10,474,181
1,475,000		Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Series 2023A	5.000	07/01/49	1,540,993
1,250,000		Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Series 2023A	5.250	07/01/53	1,320,744
2,365,000		Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 1998 Series 2004 - FGIC Insured	0.000	08/01/27	2,245,324
3,060,000		Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A	5.875	08/01/28	3,313,196
2,315,000	(e)	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A	0.000	08/01/43	2,338,201
3,550,000		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C	6.500	11/01/39	4,463,416
10,150,000		Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C - AGM Insured	0.000	08/01/33	8,123,620
115,000		San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement Bonds, Subordinate Series 2018C	4.000	06/01/32	116,177
2,825,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2024A, (AMT)	5.250	05/01/43	3,021,148
2,175,000		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2025A, (AMT)	5.250	05/01/55	2,280,813
6,000,000		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019D	5.000	05/01/36	6,451,922
500,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A	4.000	01/15/42	489,771

18	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$13,220,000		San Mateo County Community College District, California, General Obligation Bonds, Series 2006A - NPFG Insured	0.000%	09/01/28	$12,359,328
2,075,000	(b)	Southern California Public Power Authority, California, Revenue Bonds, Clean Energy Project Revenue Bonds, Series 2024A, (Mandatory Put 9/01/30)	5.000	04/01/55	2,243,505

		TOTAL CALIFORNIA			105,299,757

		COLORADO - 6.3%
1,265,000		Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Series 2024A	5.000	12/01/47	1,347,931
1,750,000		Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Series 2024A	5.000	12/01/48	1,861,215
3,000,000		Centennial Water and Sanitation District, Douglas County, Colorado, Water and Wastewater Revenue Bonds, Series 2019	5.000	12/01/43	3,095,973
3,265,000		Colorado Bridge and Tunnel Enterprise, Colorado, Senior Infrastructure Revenue Bonds, Series 2025A	5.250	12/01/54	3,477,906
1,000,000	(b)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2024A, (Mandatory Put 11/15/29)	5.000	11/15/59	1,084,695
1,575,000	(b)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2024A, (Mandatory Put 11/15/31)	5.000	11/15/59	1,765,003
4,155,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	4.000	08/01/49	3,631,514
1,255,000		Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017	5.000	12/31/56	1,246,788
1,000,000		Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2020R	4.000	03/15/45	965,158
3,790,000		Colorado State, Certificates of Participation, Rural Series 2018A	5.000	12/15/37	3,984,819
3,400,000		Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022B	5.250	11/15/53	3,581,181
2,000,000		Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016	5.000	12/01/35	2,020,641
1,345,000		Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2025A	5.125	12/01/50	1,364,842
9,660,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/29	8,681,222
24,200,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/31	20,464,979
17,000,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/32	13,900,635
7,600,000		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B - NPFG Insured	0.000	09/01/39	3,821,994
3,500,000		Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1	5.000	12/01/49	3,390,270
600,000		Hunters Overlook Metropolitan District 5, Severance, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2024	5.000	12/01/44	630,678
575,000		Hunters Overlook Metropolitan District 5, Severance, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2024	5.000	12/01/49	594,598
1,478,000		Ptarmigan West Metropolitan District 2, Windsor, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2021-3	4.125	12/01/51	1,065,559
8,000,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008	6.500	11/15/38	9,769,954
3,475,000		Range View Estates Metropolitan District, Mead, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.000	12/01/49	3,393,955
1,400,000		Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A	4.000	07/15/34	1,432,415
5,355,000		State of Colorado, Rural Colorado, Certificates of Participation, Series 2022	6.000	12/15/38	6,299,205

See Notes to Financial Statements	19

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$3,000,000		State of Colorado, Rural Colorado, Certificates of Participation, Series 2022	6.000%	12/15/41	$3,456,150
3,730,000	(c)	Tree Farm Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2021	4.750	12/01/50	3,218,749
1,700,000		University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2025C-2	5.250	06/01/51	1,837,885
2,000,000		Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield, Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021	5.000	12/01/51	1,778,174
8,160,000	(c)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Series 2021A-1	4.125	12/01/51	6,395,520

		TOTAL COLORADO			119,559,608

		CONNECTICUT - 0.2%
1,000,000		Connecticut Airport Authority, Connecticut, Customer Facility Charge Revenue Bonds, Ground Transportation Center Project, Series 2019A, (AMT)	5.000	07/01/49	1,007,003
2,125,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut Childrens Medical Center and Subsidiaries, Series 2023E	5.250	07/15/48	2,245,409

		TOTAL CONNECTICUT			3,252,412

		DISTRICT OF COLUMBIA - 2.2%
15,000,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A	0.000	06/15/46	3,482,579
5,260,000		District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Senior Lien Series 2018B	5.000	10/01/43	5,384,795
10,000,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B	6.500	10/01/44	10,687,828
2,300,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2024A, (AMT)	5.250	10/01/49	2,412,530
4,435,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2024A, (AMT)	5.500	10/01/54	4,696,543
10,000,000	(f)	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2025A, (AMT), (UB)	5.500	10/01/55	10,782,612
1,060,000		Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2021A	4.000	10/01/38	1,071,114
1,265,000		Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2021A	4.000	10/01/39	1,272,792
1,775,000		Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue Bonds, Series 2020A	5.000	07/15/45	1,838,825

		TOTAL DISTRICT OF COLUMBIA			41,629,618

		FLORIDA - 6.1%
1,000,000		Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, 2022 Project Series 2022	5.000	05/01/53	968,534
23,000,000		Broward County, Florida, Tourist Development Tax Revenue Bonds, Convention Center Expansion Project, Series 2021	4.000	09/01/51	20,547,312
2,115,000		Delray Beach, Florida, Water and Sewer Revenue Improvement Bonds, Series 2025	5.250	10/01/50	2,295,060
1,800,000		Florida Development Finance Corporation, Healthcare Facilities Revenue Bonds, UF Health - Jacksonville Project, Series 2022A - AGM Insured	4.000	02/01/41	1,790,229
1,875,000		Florida Development Finance Corporation, Healthcare Facilities Revenue Bonds, UF Health - Jacksonville Project, Series 2022A - AGM Insured	4.000	02/01/42	1,856,063
1,615,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.250	07/01/47	1,348,525
5,890,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.250	07/01/53	5,879,548

20	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$1,400,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.500%	07/01/53	$1,169,000
8,790,000	(b),(c)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2025B, (AMT), (Mandatory Put 6/15/26)	10.000	07/01/57	7,339,650
4,000,000		Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A	5.000	10/01/36	4,141,883
15,000	(d)	Gainesville, Florida, Utilities System Revenue Bonds, Series 2019A, (Pre-refunded 10/01/29)	5.000	10/01/47	16,326
3,485,000		Gainesville, Florida, Utilities System Revenue Bonds, Series 2019A	5.000	10/01/47	3,575,169
9,620,000		Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Priority Subordinate Series 2024, (AMT)	5.250	10/01/45	10,262,871
3,000,000		Hillsborough County Industrial Development Authority, Florida, Health System Revenue Bonds, BayCare Health System Series 2024C	5.250	11/15/49	3,205,125
2,735,000		Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Series 2021B	4.000	11/15/46	2,483,668
4,090,000		Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A	5.000	07/01/40	4,107,422
5,685,000		Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series 2022A, (AMT)	5.250	10/01/52	5,813,288
3,000,000		Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2022	5.000	07/01/51	3,114,213
2,950,000		Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2024A	5.000	10/01/48	3,107,113
3,550,000		Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2024A	5.250	10/01/54	3,759,896
5,330,000		Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health Obligated Group, Inc., Series 2022	4.000	10/01/52	4,696,041
3,575,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2	0.000	10/01/44	1,363,418
4,000,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2	0.000	10/01/45	1,434,469
4,250,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2	0.000	10/01/49	1,192,217
2,500,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2	0.000	10/01/50	659,578
8,000,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2	0.000	10/01/53	1,792,490
3,335,000		Peace River Manasota Regional Water Supply Authority, Florida, Utility System Revenue Bonds, Series 2025A	5.250	10/01/50	3,585,299
6,015,000	(g)	Pensacola, Florida, Airport Revenue Bonds, Series 2025, (AMT)	5.500	10/01/50	6,450,960
1,020,000		Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperatice, Inc. Project, Refunding Series 2018B	5.000	03/15/42	1,035,801
6,865,000		South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015	4.000	05/01/34	6,868,518

		TOTAL FLORIDA			115,859,686

See Notes to Financial Statements	21

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		GEORGIA - 3.7%
$3,250,000		Atlanta, Georgia, Airport General Revenue Bonds, Series 2025A	5.250%	07/01/50	$3,497,652
3,000,000		Atlanta, Georgia, Airport General Revenue Bonds, Series 2025A	5.250	07/01/55	3,214,987
2,500,000		Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2017B	5.250	02/15/45	2,533,391
10,000,000	(b)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2025A, (Mandatory Put 6/01/32)	5.000	06/01/55	10,958,513
4,165,000		Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Green Series 2025A	5.250	07/01/50	4,517,252
17,010,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2019A - BAM Insured	5.000	01/01/49	17,094,110
3,200,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2023A	5.000	07/01/48	3,280,659
5,950,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2023A - AGM Insured	5.000	07/01/55	6,056,584
4,025,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project M Bonds, Series 19A - AGM Insured	5.000	01/01/59	4,037,506
8,200,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2022A - AGM Insured	5.000	07/01/52	8,399,240
1,000,000		Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2020A	5.000	01/01/45	1,021,942
5,500,000		Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2020A	5.000	01/01/50	5,571,735

		TOTAL GEORGIA			70,183,571

		IDAHO - 0.4%
2,220,000	(c)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep Meridian South Charter School Project, Series 2021	4.000	05/01/56	1,542,815
5,000,000		University of Idaho, General Revenue Bonds, Series 2025A	5.500	04/01/55	5,415,306

		TOTAL IDAHO			6,958,121

		ILLINOIS - 9.3%
5,000,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016	6.000	04/01/46	5,053,869
2,945,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B	6.500	12/01/46	2,966,844
2,210,000	(c)	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A	7.000	12/01/46	2,295,892
7,495,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A - NPFG Insured	0.000	12/01/31	5,925,423
2,325,000		Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Limited Tax Capital Improvement Green Series 2021A	4.000	12/01/46	2,215,668
4,000,000		Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Limited Tax Capital Improvement Green Series 2021A	4.000	12/01/51	3,654,926
1,875,000		Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2021	5.000	06/01/29	1,999,490
5,000,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2022A - BAM Insured	5.000	12/01/46	5,216,472
1,000,000		Cook County, Illinois, General Obligation Bonds, Refunding Series 2018	5.000	11/15/35	1,010,706
1,500,000		Cook County, Illinois, General Obligation Bonds, Refunding Series 2021A	5.000	11/15/32	1,647,125
2,040,000		Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A	4.000	11/15/40	2,021,451
1,000,000		Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A	4.000	11/15/41	980,535
1,175,000		Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2024A	5.250	04/01/43	1,271,128
1,130,000		Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2024A	5.250	04/01/47	1,200,937

22	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE

	ILLINOIS (continued)
$3,500,000	Illinois State, General Obligation Bonds, May Series 2024B	5.250%	05/01/43	$3,733,826
2,000,000	Illinois State, General Obligation Bonds, May Series 2024B	5.250	05/01/44	2,117,009
2,400,000	Illinois State, General Obligation Bonds, May Series 2024B	5.250	05/01/48	2,493,345
5,125,000	Illinois State, General Obligation Bonds, November Series 2017C	5.000	11/01/29	5,320,218
1,755,000	Illinois State, General Obligation Bonds, October Series 2016	5.000	02/01/27	1,798,178
4,000,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B	5.000	01/01/41	4,021,450
5,000,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A	5.000	01/01/45	5,179,958
9,015,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	4.000	06/15/50	7,814,087
1,500,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2024B	5.000	06/15/53	1,498,135
5,245,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B - NPFG Insured	0.000	06/15/28	4,810,186
11,675,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B - FGIC Insured	0.000	06/15/29	10,350,950
4,950,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/32	3,875,862
21,375,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/34	15,730,297
21,000,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/35	14,403,654
20,000,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/36	13,383,034
10,375,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/36	6,769,586
10,000,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/37	6,195,073
25,825,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/39	14,748,673
6,095,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2002A - NPFG Insured	6.000	07/01/32	7,218,851
8,000,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2003A - NPFG Insured	6.000	07/01/33	9,290,428

	TOTAL ILLINOIS			178,213,266

	INDIANA - 1.2%
2,250,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015A	4.000	12/01/40	2,248,477
2,000,000	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A	5.000	01/01/42	2,014,440
4,250,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus Bonds, Courthouse & Jail Project, Series 2019A	5.000	02/01/54	4,319,066
14,595,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E - AMBAC Insured	0.000	02/01/27	14,013,791

	TOTAL INDIANA			22,595,774

See Notes to Financial Statements	23

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		KENTUCKY - 1.7%
$1,280,000		Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A	5.000%	09/01/37	$1,329,840
1,435,000		Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A	5.000	09/01/38	1,485,892
4,000,000		Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A	5.000	09/01/43	4,062,189
2,000,000		Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A	5.000	09/01/48	2,012,013
8,935,000		Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A	5.000	01/01/45	8,937,329
6,000,000		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C	6.600	07/01/39	6,910,293
1,315,000	(g)	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 133, Series 2025A	5.000	09/01/45	1,413,243
2,465,000	(b)	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Refunding Series 2024A-1, (Mandatory Put 2/01/32)	5.250	04/01/54	2,719,420
4,205,000	(b)	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Refunding Series 2024B, (Mandatory Put 8/01/32)	5.000	01/01/55	4,570,272

		TOTAL KENTUCKY			33,440,491

		LOUISIANA - 0.6%
9,040,000		New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2017A - AGM Insured	5.000	01/01/48	9,104,071
1,470,000		New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking Facilities Corporation Consolidated Garage System, Series 2018A - AGM Insured	5.000	10/01/43	1,501,602

		TOTAL LOUISIANA			10,605,673

		MAINE - 0.8%
3,935,000		Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue, Series 2018A	5.000	07/01/43	4,016,592
2,005,000		Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue, Series 2018A	5.000	07/01/48	2,031,083
7,990,000		University of Maine, System Revenue Bonds, Series 2022	5.000	03/01/47	8,302,586

		TOTAL MAINE			14,350,261

		MARYLAND - 1.4%
1,140,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/29	1,159,623
1,945,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/32	1,976,850
385,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/34	390,286
2,750,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/35	2,782,577
2,550,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/42	2,551,534
6,665,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/46	6,570,520
3,000,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Lifebridge Health Issue Series 2023	5.000	07/01/54	3,082,245
4,210,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Meritus Medical Center Inc Series 2025	5.000	07/01/55	4,349,379
4,375,000		Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A	5.000	05/01/47	4,449,146

		TOTAL MARYLAND			27,312,160

24	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MASSACHUSETTS - 1.4%
$2,905,000		Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D	5.000%	07/01/44	$2,865,661
1,500,000		Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E	5.000	07/01/35	1,509,641
2,765,000		Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue, Series 2016N	5.000	12/01/46	2,780,607
3,200,000		Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds, Subordinated Social Series 2025A	5.250	02/15/50	3,458,203
15,000,000	(f)	Massachusetts State, General Obligation Bonds, Consolidated Series 2024B, (UB)	5.000	05/01/54	15,717,147
980,000		Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A - NPFG Insured	0.000	01/01/29	896,465

		TOTAL MASSACHUSETTS			27,227,724

		MICHIGAN - 3.6%
625,000		Bloomfield Hills Schools, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2023	5.000	05/01/48	655,661
820,000		Bloomfield Hills Schools, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2023	5.000	05/01/50	855,684
1,185,000		Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013	6.000	10/01/33	1,180,878
2,520,000		Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013	6.000	10/01/43	2,321,094
15,000		Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A - NPFG Insured	4.500	07/01/35	15,014
2,045,000		Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B - NPFG Insured	5.500	07/01/29	2,122,048
5,000		Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B - NPFG Insured	5.000	07/01/34	5,009
5,000		Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A - NPFG Insured	5.000	07/01/34	5,009
4,000,000		Kalamazoo County, Michigan, General Obligation Bonds, Limitied Tax Series 2022	4.000	05/01/45	3,899,335
3,315,000		Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018	5.000	11/01/43	3,390,088
6,385,000		Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne, Second Lien Refunding Series 2020 - BAM Insured	4.000	11/01/55	5,829,098
2,000,000		Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A	5.000	11/15/48	2,027,213
1,000,000		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Madison Academy Project, Refunding Series 2021	5.000	12/01/46	847,942
22,655,000		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Series 2020B2-CL2	0.000	06/01/65	2,294,637
5,265,000	(d)	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding & Project Series 2010F-6, (Pre-refunded 11/15/26)	4.000	11/15/47	5,333,981
735,000		Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding & Project Series 2010F-6	4.000	11/15/47	681,375
2,100,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2023II	4.000	10/15/43	2,067,596
6,520,000	(f)	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2025I, (UB)	5.250	10/15/50	7,038,375
10,000,000	(f)	Michigan State University, General Revenue Bonds, Series 2025A, (UB)	5.000	02/15/55	10,511,629
3,020,000		Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program, Series 2021A	4.000	11/15/37	3,114,175
5,000,000		Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program, Series 2021A	4.000	11/15/41	4,995,504
2,350,000		Michigan Technological University, General Revenue Bonds, Series 2023A - AGM Insured	5.250	10/01/52	2,437,916

See Notes to Financial Statements	25

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MICHIGAN (continued)
$1,100,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D	5.000%	12/01/45	$1,102,026
5,000,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2023A - AGM Insured	5.250	12/01/48	5,337,925

		TOTAL MICHIGAN			68,069,212

		MISSOURI - 0.2%
3,465,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A	5.000	11/15/48	3,466,024

		TOTAL MISSOURI			3,466,024

		MONTANA - 0.5%
1,040,000		Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B	5.000	07/01/29	1,084,866
2,475,000		Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B	5.000	07/01/30	2,586,691
1,415,000		Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B	5.000	07/01/31	1,478,749
1,980,000		Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B	5.000	07/01/32	2,068,158
3,045,000		Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series 2018A	5.000	08/15/48	3,068,612

		TOTAL MONTANA			10,287,076

		NEBRASKA - 0.8%
1,710,000		Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A	5.000	09/01/35	1,881,729
760,000		Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015	5.000	11/01/45	760,264
10,500,000		Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2024C	5.000	02/01/54	11,001,861
2,415,000		Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2015A	5.250	02/01/42	2,416,839

		TOTAL NEBRASKA			16,060,693

		NEVADA - 1.5%
5,000,000		Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B	5.000	07/01/43	5,115,483
8,500,000		Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C	5.250	07/01/43	8,751,542
11,000,000	(f)	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Limited Tax Water Improvement Series 2025A, (UB)	5.250	06/01/55	11,802,724
505,000		Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A	5.000	06/01/41	507,796
2,000,000		Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018A	5.000	06/01/48	2,036,919
250,000		Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018B - AGM Insured	5.000	06/01/33	265,338

		TOTAL NEVADA			28,479,802

		NEW JERSEY - 5.1%
930,000		New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013 - AGM Insured, (AMT)	5.125	01/01/39	931,329
6,000,000	(d)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, (Pre-refunded 12/15/26)	5.500	06/15/31	6,190,277
4,500,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2024A	5.250	07/01/49	4,828,952
3,070,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2024A	4.125	07/01/54	2,825,956
3,380,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022BB	4.000	06/15/46	3,184,380

26	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW JERSEY (continued)
$9,420,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000%	12/15/31	$7,848,691
30,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - FGIC Insured	0.000	12/15/30	25,842,786
27,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AGM Insured	0.000	12/15/32	21,756,827
2,750,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA	5.250	06/15/32	2,753,885
2,150,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA	5.250	06/15/34	2,152,826
1,220,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA	4.000	06/15/50	1,115,405
8,360,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2024CC	5.250	06/15/50	8,898,668
2,185,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2024CC	5.250	06/15/55	2,310,143
3,760,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2017G	4.000	01/01/43	3,703,826
1,200,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.250	06/01/46	1,203,383
2,230,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B	5.000	06/01/46	2,174,510

		TOTAL NEW JERSEY			97,721,844

		NEW YORK - 14.2%
1,190,000		Albany Capital Resource Corporation, New York, Revenue Bonds, Albany Medical Center Hospital Series 2025A	5.250	05/01/50	1,254,186
3,000,000	(c)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1	5.000	06/01/55	2,442,937
4,200,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021B	4.000	03/15/47	3,961,567
780,000	(d)	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2017A, (Pre-refunded 7/01/27)	5.000	07/01/42	810,414
14,380,000	(f)	Dormitory Authority of the State of New York, Revenue Bonds, New York University Series 2025A, (UB)	5.250	07/01/51	15,342,405
4,350,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.500	10/01/54	4,669,062
3,710,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2024A	5.000	03/15/49	3,899,155
9,555,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2024B	5.000	03/15/49	10,067,826
6,500,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2024B	5.000	03/15/51	6,821,016
2,500,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2025A	5.250	03/15/50	2,689,001
8,675,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2025A	5.000	03/15/55	9,093,600
1,950,000		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2018	5.000	09/01/39	2,040,907
2,100,000		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2021A	4.000	09/01/41	2,103,774
2,345,000		Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Green Series 2024A	4.000	11/15/51	2,192,961
3,100,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1	4.750	11/15/45	3,111,573
8,325,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1	5.000	11/15/50	8,469,612
2,000,000	(c)	New York City Housing Development Corporation, New York, Multi-Family Mortgage Revenue Bonds, 8 Spruce Street, Class F Series 2024	5.250	12/15/31	2,063,049

See Notes to Financial Statements	27

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$350,000		New York City Housing Development Corporation, New York, Multi-Family Mortgage Revenue Bonds, 8 Spruce Street, Taxable Class E Series 2024	4.375%	12/15/31	$358,152
1,500,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A - AGM Insured	5.000	01/01/29	1,598,254
4,000,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series FF-2	4.000	06/15/37	4,045,859
17,425,000		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-3A	5.000	07/15/37	18,304,299
3,750,000	(f)	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2026 Subseries Series A-1, (UB)	5.000	05/01/54	3,914,467
3,750,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025D	5.500	05/01/52	4,058,983
2,825,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025H-1	5.250	11/01/48	3,036,476
3,750,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025H-1	5.500	11/01/51	4,085,039
4,305,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2024F-1	5.250	02/01/53	4,560,257
3,465,000		New York City, New York, General Obligation Bonds, Fiscal 2021 Series C	5.000	08/01/42	3,629,258
11,755,000	(c)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	11,754,846
3,180,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Refunding Series 1WTC-2021 - BAM Insured	4.000	02/15/43	3,131,046
8,825,000		New York State Power Authority, General Revenue Bonds, Series 2020A	4.000	11/15/45	8,438,305
3,000,000		New York State Power Authority, General Revenue Bonds, Series 2020A	4.000	11/15/50	2,779,416
1,000,000		New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 1 Series 2022A	4.000	03/15/49	927,058
25,000,000	(f)	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2025A-4, (UB)	5.000	03/15/51	26,287,673
1,620,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A - AGM Insured, (AMT)	4.000	07/01/32	1,619,761
8,270,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000	07/01/41	8,270,541
5,190,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024, (AMT)	5.500	06/30/54	5,309,465
11,380,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024 - AGM Insured, (AMT)	5.250	06/30/60	11,593,596
2,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	5.375	06/30/60	2,010,841
5,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, (AMT)	5.000	12/01/40	5,197,287
3,250,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/34	3,322,561

28	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$ 5,250,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000%	01/01/36	$5,338,626
8,000,000		Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A	5.000	11/15/37	8,220,671
2,460,000		Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A	5.000	11/15/50	2,455,962
6,620,000		Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2022A	5.500	11/15/57	7,088,760
7,000,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Green Bonds, Series 2022D-2	4.500	05/15/52	7,024,326
5,000,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Subseries 2021A-1	5.000	05/15/51	5,136,750
6,000,000		Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2022A	5.250	05/15/57	6,319,844
10,000,000	(f)	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2024A-1, (UB)	5.250	05/15/59	10,605,388

		TOTAL NEW YORK			271,456,812

		NORTH CAROLINA - 0.5%
4,175,000		North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, (AMT)	5.000	06/30/54	4,148,589
2,995,000		North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A	5.000	07/01/54	3,001,724
1,850,000		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017	5.000	01/01/32	1,892,523

		TOTAL NORTH CAROLINA			9,042,836

		NORTH DAKOTA - 0.1%
1,840,000		Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A	5.000	12/01/42	1,849,124

		TOTAL NORTH DAKOTA			1,849,124

		OHIO - 2.9%
1,325,000		American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Refunding Series 2024A	5.000	02/15/48	1,383,907
36,390,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	30,545,172
4,975,000		Central Ohio Transit Authority, Ohio, General Obligation Bonds, Capital Facilities Limited Tax Series 2023	5.000	12/01/53	5,230,273
1,165,000		Columbus Regional Airport Authority, Ohio, Revenue Bonds, John Glenn Columbus International Airport, Series 2025B	5.250	01/01/50	1,239,747
1,630,000		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019	5.000	12/01/38	1,667,031
1,000,000		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019	5.000	12/01/44	995,283
665,000		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019	5.000	12/01/51	637,628
3,485,000		Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH	4.000	12/01/46	3,225,281
3,190,000		Ohio State, Hospital Revenue Bonds, Children’s Hospital Medical Center of Akron, Series 2024A	5.250	08/15/48	3,427,214
1,755,000		Port of Greater Cincinnati Development Authority, Ohio, Duke Energy Convention Center Project, TOT First Subordinate Development Revenue Bonds, Refunding Series 2024B - AGM Insured	4.250	12/01/48	1,711,211
1,015,000		Port of Greater Cincinnati Development Authority, Ohio, Duke Energy Convention Center Project, TOT First Subordinate Development Revenue Bonds, Refunding Series 2024B	5.000	12/01/53	1,039,011

See Notes to Financial Statements	29

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		OHIO (continued)
$ 1,835,000	(c)	Port of Greater Cincinnati Development Authority, Ohio, Public Improvement TOT Revenue Bonds, Series 2021	4.250%	12/01/50	$1,734,012
2,250,000		Tolles Career and Technical Center, Madison, Franklin, Delaware, Fayette, and Union Counties, Ohio, Certificates of Participation, School Facilities Project Series 2024	5.250	12/01/53	2,339,680

		TOTAL OHIO			55,175,450

		OKLAHOMA - 0.8%
1,790,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.250	08/15/43	1,802,881
7,040,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/57	7,055,279
1,000,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022	5.500	08/15/37	1,054,595
2,400,000		Oklahoma Water Resources Board, Oklahoma, State Loan Program Revenue Bonds, Series 2024C	4.000	10/01/54	2,235,739
3,335,000	(f)	Oklahoma Water Resources Board, Revolving Fund Revenue Bonds-Clean Water Program, 2019 Master Trust, Series 2025A, (UB)	5.250	04/01/50	3,618,022

		TOTAL OKLAHOMA			15,766,516

		OREGON - 0.7%
1,250,000		Astoria Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Columbia Memorial Hospital Project, Series 2024	5.250	08/01/54	1,261,424
10,000,000		Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Series 2025B	5.000	06/15/49	10,621,249
2,000,000		Oregon State, General Obligation Bonds, Article XI-Q State Projects Series 2021A	4.000	05/01/40	2,023,315

		TOTAL OREGON			13,905,988

		PENNSYLVANIA - 2.5%
1,555,000		Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2024	4.000	12/01/49	1,463,131
5,610,000		Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2025	5.000	12/01/50	5,906,278
5,155,000		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2017A-1	5.000	02/15/45	5,202,783
3,035,000		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2022B	4.000	05/01/52	2,682,789
5,000,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-145A	4.600	10/01/44	5,092,519
10,000,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-146A	4.750	04/01/53	10,048,139
1,250,000		Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2014A	4.750	12/01/37	1,271,975
2,685,000		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2021A	4.000	12/01/51	2,444,828
3,000,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2018A-2	5.000	12/01/48	3,072,572
4,750,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2025A	5.250	12/01/55	5,127,587
1,025,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A	4.000	12/01/49	945,811
3,180,000		Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, First Lien Series 2025A	5.250	09/01/50	3,398,572
1,350,000		Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2017, (AMT)	5.000	01/01/38	1,362,407

		TOTAL PENNSYLVANIA			48,019,391

30	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PUERTO RICO - 1.9%
$ 10,046,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000%	07/01/33	$7,623,804
5,985,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.500	07/01/34	5,986,632
8,375,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	8,149,179
14,119,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	13,707,339

		TOTAL PUERTO RICO			35,466,954

		SOUTH CAROLINA - 2.8%
12,760,000		Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2 - AGC Insured	0.000	01/01/28	11,952,176
9,535,000		Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2 - AGC Insured	0.000	01/01/29	8,665,366
3,750,000		South Carolina Jobs-Economic Development Authority, Health Care Facilities Revenue Bonds, McLeod Health Project, Series 2024	5.250	11/01/54	3,989,952
2,600,000		South Carolina Jobs-Economic Development Authority, Health Care Facilities Revenue Bonds, Novant Health Group, Series 2024A	5.500	11/01/48	2,787,144
2,600,000		South Carolina Jobs-Economic Development Authority, Health Care Facilities Revenue Bonds, Novant Health Group, Series 2024A	5.500	11/01/50	2,774,106
4,000,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2020A	4.000	12/01/39	3,999,929
5,500,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016B	5.000	12/01/46	5,527,191
8,000,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016B	5.000	12/01/56	8,029,518
1,500,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2022A	5.000	12/01/55	1,530,986
3,750,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2024B	5.000	12/01/54	3,913,478

		TOTAL SOUTH CAROLINA			53,169,846

		SOUTH DAKOTA - 0.1%
2,630,000		Baltic School District No. 49-1, South Dakota, General Obligation Bonds, Series 2022 - AGM Insured	5.250	12/01/47	2,756,766

		TOTAL SOUTH DAKOTA			2,756,766

		TENNESSEE - 2.2%
1,000,000		Loudon, Tennessee, Water and Sewer Revenue Bonds, Series 2023	5.000	03/01/40	1,077,014
1,000,000		Loudon, Tennessee, Water and Sewer Revenue Bonds, Series 2023	5.000	03/01/41	1,068,050
1,495,000		Loudon, Tennessee, Water and Sewer Revenue Bonds, Series 2023	5.000	03/01/42	1,585,690
4,250,000		Loudon, Tennessee, Water and Sewer Revenue Bonds, Series 2023	4.375	03/01/48	4,133,317
3,570,000		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Refunding and Improvement Series 2024	5.000	10/01/49	3,800,223
6,650,000		Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2024A	5.250	05/15/49	7,132,895
7,500,000	(f)	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Refunding and Improvement Series 2025, (UB)	5.250	07/01/55	7,998,274
2,000,000		Metropolitan Nashville Airport Authority, Tennessee, Airport Improvement Revenue Bonds, Series 2022A	5.250	07/01/47	2,115,285
1,375,000		New Memphis Arena Public Building Authority, Memphis and Shelby County, Tennessee, Local Government Public Improvement Bonds, Capital Appreciation Series 2021	0.000	04/01/40	684,826

See Notes to Financial Statements	31

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TENNESSEE (continued)
$ 3,000,000		Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2017A	5.000%	11/01/42	$3,060,130
5,000,000		Tennessee State, General Obligation Bonds, Series 2023A	5.000	05/01/40	5,530,283
3,240,000		West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Improvement Series 2022	4.000	06/01/52	2,980,006

		TOTAL TENNESSEE			41,165,993

		TEXAS - 12.1%
5,500,000		Austin, Texas, Electric Utility System Revenue Bonds, Refunding & Improvement Series 2023	5.250	11/15/53	5,854,845
1,000,000	(c)	Bee Cave, Travis County, Texas, Special Assessment Revenue Bonds, Backyard Public Improvement District Project, Series 2021	5.250	09/01/51	961,891
4,750,000		Bexar County Hospital District, Texas, Certificates of Obligation, Series 2023	5.000	02/15/48	4,962,298
3,000,000		Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2024B	4.000	08/15/54	2,795,998
1,500,000		Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Refunding School Building Series 2024	4.000	02/15/49	1,432,096
2,600,000		Fort Bend County Municipal Utility District 50, Texas, General Obligation Bonds, Series 2018A - AGM Insured	4.000	09/01/46	2,356,423
5,500,000		Fort Bend County Municipal Utility District 50, Texas, General Obligation Bonds, Series 2018A - AGM Insured	4.000	09/01/48	4,879,176
2,190,000		Galveston, Texas, Wharves and Terminal First Lien Revenue Bonds, Series 2024A, (AMT)	5.250	08/01/37	2,372,229
700,000		Galveston, Texas, Wharves and Terminal First Lien Revenue Bonds, Series 2024A, (AMT)	5.250	08/01/39	747,587
2,000,000		Garland, Dallas, Collin and Rockwell Counties, Texas, Electric Utility System Revenue Bonds, Refunding Series 2024	5.000	03/01/50	2,082,658
1,670,000		Georgetown Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding School Building Series 2025	5.250	02/15/48	1,807,268
3,335,000		Georgetown Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding School Building Series 2025	5.250	02/15/49	3,605,091
1,670,000		Georgetown Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding School Building Series 2025	5.250	02/15/50	1,803,416
3,335,000		Georgetown Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding School Building Series 2025	5.250	02/15/55	3,580,086
2,765,000	(b)	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2024C, (Mandatory Put 7/01/29)	5.000	07/01/54	2,943,152
2,845,000		Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015	4.000	12/01/45	2,626,177
3,525,000		Harris County, Texas, General Obligation Bonds, Permanent Improvement Series 2024	4.000	09/15/49	3,360,840
7,295,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000	11/15/50	2,113,264
845,000	(d)	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, (ETM)	0.000	11/15/27	794,009
11,055,000	(d)	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, (ETM)	0.000	11/15/27	10,387,890
4,565,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2024B	5.000	11/15/46	4,766,826
1,000,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	4.000	12/01/40	944,002

32	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$ 1,530,000		Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B	5.000%	07/01/43	$1,566,357
1,000,000		Houston, Texas, General Obligation Bonds, Refunding Series 2024A	4.125	03/01/51	930,090
24,755,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/29	21,741,106
12,940,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/30	10,962,438
10,000,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/31	8,156,482
19,500,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/32	15,263,652
3,255,000		Hutto, Texas, Certificates of Obligation Bonds, Combination Tax & Waterworks & Sewer System Revenue Series 2024 - BAM Insured	4.125	08/01/49	3,131,425
5,000,000		Hutto, Texas, Certificates of Obligation Bonds, Combination Tax & Waterworks & Sewer System Revenue Series 2024 - BAM Insured	4.250	08/01/54	4,813,613
2,500,000	(c)	Lago Vista, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Major Improvement Area Project, Series 2020B	4.875	09/01/50	2,382,085
2,855,000		Lamar Consolidated Independent School District, Fort Bend County, Texas, General Obligation Bonds, Schoolhouse Refunding Series 2024	5.250	02/15/59	3,033,670
1,070,000		Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company - Love Field Modernization Program Project, Series 2012, (AMT)	5.000	11/01/28	1,070,545
9,005,000		Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2021A	5.000	05/15/51	9,235,551
3,335,000	(f)	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds, School Building Series 2025, (UB)	5.250	02/15/55	3,580,086
2,000,000		New Caney Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building Series 2024	4.000	02/15/54	1,851,450
1,500,000		North Texas Municipal Water District, Texas, Regional Wastewater Revenue Bonds, Improvement and Refunding Series 2025	5.000	06/01/53	1,570,660
5,000,000		North Texas Municipal Water District, Texas, Wastewater System Contract Revenue Bonds, Panther Creek, Series 2025	5.000	06/01/55	5,190,010
15,450,000		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D - AGC Insured	0.000	01/01/36	10,852,123
8,000,000		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2016A	5.000	01/01/39	8,026,986
5,000,000		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A	4.000	01/01/43	4,913,218
3,190,000	(f)	Northwest Independent School District, Denton, Tarrant and Wise Counties, Texas, General Obligation Bonds, School Building Series 2025, (UB)	5.250	02/15/55	3,411,816
3,855,000		Pasadena Economic Development Corporation, Harris County, Texas, Sales Tax Revenue Bonds, Series 2023 - BAM Insured	5.000	08/15/53	3,984,803
4,122,000	(c)	Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Collin Creek East Public Improvement District Project, Series 2021	4.375	09/15/51	3,383,083
2,500,000		San Antonio, Texas, Electric and Gas Systems Revenue Bonds, Refunding New Series 2024B	5.000	02/01/54	2,620,411
11,250,000	(f)	Spring Independent School District, Hardin County, Texas, General Obligation Bonds, School Building and Refunding Series 2025, (UB)	5.250	08/15/50	12,159,908

See Notes to Financial Statements	33

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$ 1,750,000		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A	5.000%	02/15/41	$1,765,968
5,000,000		Temple, Texas, General Obligation Bonds, Combination Tax and Revenue Series 2022B	4.000	08/01/47	4,782,280
2,165,000		Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D	6.250	12/15/26	2,202,516
5,400,000		Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A	5.000	12/31/35	5,722,089
5,000,000		Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2018B	5.000	10/15/38	5,241,425

		TOTAL TEXAS			230,723,068

		UTAH - 1.7%
4,625,000		Downtown Revitalization Public Infrastructure District, Utah, Sales Tax Revenue Bonds, Seg Redevelopment Project, First Lien Series 2025A	5.500	06/01/50	5,031,404
2,000,000		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B	5.000	07/01/43	2,046,511
4,125,000		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2023A, (AMT)	5.250	07/01/43	4,359,782
9,550,000		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2023A, (AMT)	5.250	07/01/48	9,995,277
4,250,000		Salt Lake City, Utah, Public Utilities Revenue Bonds, Series 2025	5.250	02/01/55	4,605,144
1,320,000		Utah Charter School Finance Authority, Charter School Revenue Bonds, Bridge Elementary Project, Series 2021A	4.250	06/15/51	999,364
2,000,000	(c)	Utah Charter School Finance Authority, Charter School Revenue Bonds, Renaissance Academy Project, Refunding Series 2020	5.000	06/15/55	1,752,390
4,125,000	(f)	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2025, (UB)	5.000	12/15/44	4,485,715

		TOTAL UTAH			33,275,587

		VIRGINIA - 0.7%
1,805,000		Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016	5.000	07/01/46	1,808,705
1,350,000		Henrico County Economic Development Authority, Virginia, Health Facilities Revenue Bonds, Bon Secours Mercy Health, Series 2025A-VA	5.000	11/01/48	1,406,925
4,355,000		Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1	5.000	06/01/47	3,654,878
1,435,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-II	4.600	10/01/54	1,418,933
2,000,000		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT)	5.000	12/31/47	1,998,177
4,100,000		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT)	5.000	12/31/49	4,055,926

		TOTAL VIRGINIA			14,343,544

		WASHINGTON - 4.1%
2,235,000		Pierce County School District 10, Tacoma, Washington, General Obligation Bonds, Series 2020B	4.000	12/01/43	2,216,420
2,665,000	(f)	Snohomish County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2025A, (UB)	5.250	12/01/55	2,867,614
5,000,000		Snohomish County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2021A	5.000	12/01/51	5,168,387
10,000,000	(f)	Tacoma, Washington, Electric System Revenue Bonds, Green Series 2025A, (UB)	5.250	01/01/50	10,766,677
12,000,000		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A	5.000	10/01/33	12,004,393
1,310,000		Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017	5.000	08/15/30	1,349,000

34	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WASHINGTON (continued)
$ 6,030,000		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Series2021B. Exchange Purchase	4.000%	07/01/37	$6,045,928
4,615,000		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Subordinate Series 2021B. Exchange Purchase	4.000	07/01/43	4,228,360
7,830,000		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Subordinate Series 2021B. Exchange Purchase	3.000	07/01/48	5,734,600
3,240,000		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018	4.000	07/01/58	2,626,985
3,000,000		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018	5.000	07/01/58	2,994,314
9,100,000		Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C - NPFG Insured	0.000	06/01/29	8,256,554
16,195,000		Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C - NPFG Insured	0.000	06/01/30	14,275,261

		TOTAL WASHINGTON			78,534,493

		WEST VIRGINIA - 0.5%
1,830,000		West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc. Project, Refunding & Improvement Series 2018A	5.000	01/01/34	1,857,241
2,750,000		West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Refunding & Improvement Series 2019A	5.000	09/01/38	2,826,266
4,135,000		West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2021	5.000	06/01/47	4,295,369

		TOTAL WEST VIRGINIA			8,978,876

		WISCONSIN - 1.5%
13,750,000	(c)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	7.000	12/01/50	11,000,000
2,000,000		Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025	5.750	06/30/60	2,066,971
5,000,000		Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025	5.750	12/31/65	5,182,730
4,410,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012	5.000	06/01/39	4,416,916
560,000	(d)	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, (Pre-refunded 5/15/26)	4.000	11/15/46	563,975
25,000	(d)	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, (Pre-refunded 5/15/26)	4.000	11/15/46	25,178
3,050,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A	4.000	11/15/46	2,831,425
2,300,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System Inc Series 2024A	5.500	02/15/54	2,432,710

		TOTAL WISCONSIN			28,519,905

		TOTAL MUNICIPAL BONDS (Cost $1,951,376,763)			2,010,388,817

		TOTAL LONG-TERM INVESTMENTS (Cost $1,958,126,013)			2,017,285,395

		FLOATING RATE OBLIGATIONS - (6.3)%			(120,825,000)

		OTHER ASSETS & LIABILITIES, NET - 0.6%			12,909,149

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$1,909,369,544

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

See Notes to Financial Statements	35

Portfolio of Investments October 31, 2025 (continued)

NUV

AMT	Alternative Minimum Tax
ETF	Exchange-Traded Fund
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.
(a)	Affiliated holding
(b)

Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $68,765,284 or 3.4% of Total Investments.

(d)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the fiscal period.
(f)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(g)	When-issued or delayed delivery security.

36	See Notes to Financial Statements

Portfolio of Investments October 31, 2025

NUW

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 107.1%

		MUNICIPAL BONDS - 107.1%

		ALABAMA - 2.0%
$ 2,000,000	(a)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Prepay BP PLC, Series 2024D, (Mandatory Put 11/01/34)	5.000%	03/01/55	$2,170,306
1,990,000	(a)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2024C, (Mandatory Put 7/01/31)	5.000	05/01/55	2,162,663
1,000,000	(a)	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Refunding Series 2024B, (Mandatory Put 5/01/32)	5.000	06/01/49	1,083,762

		TOTAL ALABAMA			5,416,731

		ARIZONA - 1.6%
1,000,000		Arizona Board of Regents, University of Arizona, System Revenue Bonds, Green Series 2016B	5.000	06/01/46	1,001,623
3,045,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000	12/01/37	3,335,281

		TOTAL ARIZONA			4,336,904

		CALIFORNIA - 12.6%
1,730,000		Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C - AGM Insured	0.000	09/01/30	1,510,846
1,170,000		California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2024A	5.250	12/01/42	1,249,459
340,000	(b)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019	5.000	07/01/39	349,596
5,000,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2025C	5.000	07/01/51	5,237,091
2,500,000	(c)	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Series 2025A, (UB)	5.250	06/01/50	2,735,924
450,000		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A	6.500	11/01/39	565,785
10,200,000		Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A - AGC Insured	7.000	08/01/38	11,450,522
1,030,000		Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A	0.000	08/01/35	767,851
12,955,000		San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G - AGM Insured	0.000	08/01/35	9,244,276
1,000,000	(a)	Southern California Public Power Authority, California, Revenue Bonds, Clean Energy Project Revenue Bonds, Series 2024A, (Mandatory Put 9/01/30)	5.000	04/01/55	1,081,207

		TOTAL CALIFORNIA			34,192,557

		COLORADO - 5.6%
375,000		Bennett, Colorado, Wastewater Revenue Bonds, Series 2024	5.000	12/01/44	399,978
1,365,000		Cherry Hills City Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2020A-3	5.000	12/01/47	1,300,324
1,635,000		Colorado Bridge and Tunnel Enterprise, Colorado, Senior Infrastructure Revenue Bonds, Series 2025A	5.250	12/01/54	1,741,616
1,500,000		Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016	5.000	12/01/36	1,513,663
1,750,000		Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2019A	4.000	12/01/38	1,697,220
5,885,000		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A - NPFG Insured	0.000	09/01/34	4,431,256
1,370,000	(b)	Glen Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021	4.250	12/01/51	1,125,612

See Notes to Financial Statements	37

Portfolio of Investments October 31, 2025 (continued)

NUW

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$200,000		Hunters Overlook Metropolitan District 5, Severance, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2024	5.000%	12/01/44	$210,226
1,000,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008	6.500	11/15/38	1,221,244
1,500,000		Vale, Colorado, Certificates of Participation, Series 2025	5.375	12/01/55	1,607,016

		TOTAL COLORADO			15,248,155

		DISTRICT OF COLUMBIA - 0.3%
725,000		Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue Bonds, Series 2020A	5.000	07/15/45	751,070

		TOTAL DISTRICT OF COLUMBIA			751,070

		FLORIDA - 4.0%
2,000,000		Banyan Cay Community Development District, West Palm Beach, Florida, Special Assessment Bonds, 2020-1	4.000	11/01/51	1,662,049
1,655,000		Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A	4.000	10/01/49	1,565,601
500,000		Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A	5.000	10/01/36	517,735
1,000,000	(a)	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health Obligated Group, Series 2024C, (Mandatory Put 11/15/31)	5.000	11/15/59	1,120,637
1,500,000		Hillsborough County Industrial Development Authority, Florida, Health System Revenue Bonds, BayCare Health System Series 2024C	5.250	11/15/49	1,602,563
890,000		Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2024A	5.000	10/01/48	937,400
1,075,000		Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2024A	5.250	10/01/54	1,138,560
1,665,000		Peace River Manasota Regional Water Supply Authority, Florida, Utility System Revenue Bonds, Series 2025A	5.250	10/01/50	1,789,962
510,000		Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperatice, Inc. Project, Refunding Series 2018B	5.000	03/15/42	517,901

		TOTAL FLORIDA			10,852,408

		GEORGIA - 2.3%
2,000,000		Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2017B	5.250	02/15/45	2,026,713
1,145,000	(a)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2024D, (Mandatory Put 4/01/31)	5.000	04/01/54	1,243,156
1,470,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2019A - BAM Insured	5.000	01/01/49	1,477,268
1,790,000		Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2015A	0.000	01/01/32	1,433,467

		TOTAL GEORGIA			6,180,604

		ILLINOIS - 8.3%
2,000,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016	6.000	04/01/46	2,021,548
1,000,000	(d)	Grand Prairie Water Commission, Illinois, Water Revenue Bonds, Senior Lien Series 2025 - BAM Insured	5.250	01/01/50	1,050,030
7,500,000		Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2023A	5.250	05/15/54	7,852,469
375,000	(e)	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund Revenue Bonds, Series 2017, (Pre-refunded 1/01/27)	5.000	07/01/37	383,741
1,100,000		Illinois State, General Obligation Bonds, May Series 2024B	5.250	05/01/48	1,142,783
1,500,000		Illinois State, General Obligation Bonds, November Series 2017D	5.000	11/01/27	1,560,428
525,000		Illinois State, General Obligation Bonds, October Series 2016	5.000	02/01/27	537,917
495,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	4.000	06/15/50	429,060

38	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS (continued)
$500,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2024B	5.000%	06/15/53	$499,378
11,420,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/37	7,074,773

		TOTAL ILLINOIS			22,552,127

		KENTUCKY - 4.7%
1,000,000		Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A	5.000	09/01/43	1,015,547
1,000,000		Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-1	5.000	08/01/32	1,063,782
3,795,000		Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-1	5.000	08/01/44	3,847,815
4,050,000		Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A	5.000	01/01/45	4,051,056
1,080,000		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Refunding First Tier Series 2021B - AGM Insured	4.000	07/01/53	989,121
705,000	(d)	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 133, Series 2025A	5.000	09/01/45	757,671
1,050,000	(a)	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Refunding Series 2024B, (Mandatory Put 8/01/32)	5.000	01/01/55	1,141,209

		TOTAL KENTUCKY			12,866,201

		MAINE - 0.9%
2,425,000		University of Maine, System Revenue Bonds, Series 2022	5.000	03/01/47	2,519,871

		TOTAL MAINE			2,519,871

		MARYLAND - 4.3%
3,420,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/33	3,471,796
1,000,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Lifebridge Health Issue Series 2023	5.000	07/01/54	1,027,415
5,000,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A	5.000	05/15/45	5,043,752
2,105,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Meritus Medical Center Inc Series 2025	5.000	07/01/55	2,174,689

		TOTAL MARYLAND			11,717,652

		MASSACHUSETTS - 1.9%
5,000,000	(c)	Massachusetts State, General Obligation Bonds, Consolidated Series 2024B, (UB)	5.000	05/01/54	5,239,049

		TOTAL MASSACHUSETTS			5,239,049

		MICHIGAN - 2.6%
1,000,000		Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018	5.000	11/01/43	1,022,651
2,500,000		Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne, Second Lien Refunding Series 2020 - BAM Insured	4.000	11/01/55	2,282,340
3,480,000	(c)	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2025I, (UB)	5.250	10/15/50	3,756,679

		TOTAL MICHIGAN			7,061,670

		MINNESOTA - 0.8%
1,145,000		Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A	5.000	12/01/47	1,150,708
1,000,000		University of Minnesota, General Obligation Bonds, Series 2016A	5.000	04/01/41	1,002,771

		TOTAL MINNESOTA			2,153,479

		NEBRASKA - 0.7%
2,000,000		Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2015A	5.250	02/01/42	2,001,523

		TOTAL NEBRASKA			2,001,523

See Notes to Financial Statements	39

Portfolio of Investments October 31, 2025 (continued)

NUW

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEVADA - 1.5%
$4,000,000		Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C	5.250%	07/01/43	$4,118,373
25,000	(b)	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A	2.750	06/15/28	24,506

		TOTAL NEVADA			4,142,879

		NEW JERSEY - 6.8%
80,000		Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Correctional Facility Project, Series 2018 - BAM Insured	4.000	10/01/43	79,808
125,000		Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A	5.000	01/01/38	131,225
35,000		Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018 - BAM Insured	3.125	03/01/31	35,191
30,000		Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018 - BAM Insured	3.250	03/01/32	30,201
50,000		Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018 - BAM Insured	3.500	03/01/36	50,303
25,000		New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation Academy Charter School, Series 2018A	5.000	07/01/38	25,107
220,000		New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017	4.000	07/15/37	216,663
25,000		New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017	5.000	07/15/47	25,012
100,000	(b)	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A	5.125	09/01/52	96,256
35,000		New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014	5.250	01/01/44	33,060
100,000		New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project, Series 2017B	4.500	06/15/40	101,783
125,000		New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Subordinate Series 2017A	3.375	07/01/30	123,575
55,000		New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Kean Properties LLC - Kean University Student Housing Project, Series 2017A	5.000	07/01/47	51,840
100,000		New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Rowan Properties LLC - Rowan University Student Housing Project, Series 2015A	5.000	01/01/48	96,099
155,000		New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC - New Jersey City University Student Housing Project, Series 2015	5.000	07/01/47	137,624
98,304	(b)	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal LLC Project, Series 2020	5.000	01/01/40	69,694
935,000		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1 - NPFG Insured	5.500	09/01/27	981,354
100,000		New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H - AGM Insured	4.000	07/01/39	100,015
5,000		New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F	3.750	07/01/37	3,836
100,000		New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F	4.000	07/01/42	72,331
75,000		New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D	5.000	07/01/38	75,044
435,000		New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C	3.000	07/01/41	359,976
25,000		New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C	4.000	07/01/46	22,362
200,000		New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A	4.000	07/01/47	180,427

40	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW JERSEY (continued)
$30,000		New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A	5.000%	07/01/47	$30,128
150,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A	5.000	07/01/57	151,271
110,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A	4.000	07/01/45	103,334
360,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A	5.000	07/01/42	364,070
2,000,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2024A	5.250	07/01/49	2,146,201
1,875,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2024A	4.125	07/01/54	1,725,950
30,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A	5.000	07/01/34	30,397
125,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A	5.000	07/01/43	125,847
10,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016	3.000	07/01/32	9,352
405,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016	4.000	07/01/48	352,811
130,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A - AGM Insured	4.125	07/01/38	130,032
110,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A - AGM Insured	5.000	07/01/46	110,044
50,000	(b)	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive Healthcare Urban Renewal LLC, Series 2018	5.750	10/01/38	36,722
120,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A	4.000	11/01/45	112,793
270,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B	3.600	11/01/40	260,686
435,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2018A	3.875	11/01/38	435,008
125,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A	3.600	04/01/33	125,582
75,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A	3.750	10/01/35	75,210
665,000		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2019C	3.950	10/01/44	646,314
4,020,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000	12/15/31	3,349,442
2,170,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A	0.000	12/15/39	1,246,759
255,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA	5.250	06/15/41	255,194
50,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A	4.000	12/15/39	50,335
225,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB	3.500	06/15/46	191,162
100,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB	4.000	06/15/50	91,427
30,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA	4.000	06/15/50	27,428
1,500,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2024CC	5.250	06/15/50	1,596,651
215,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	4.000	06/01/37	213,735

See Notes to Financial Statements	41

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW JERSEY (continued)
$855,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.250%	06/01/46	$857,410
395,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B	5.000	06/01/46	385,171
170,000		Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A	5.000	06/15/41	170,082

		TOTAL NEW JERSEY			18,505,334

		NEW YORK - 7.4%
595,000		Albany Capital Resource Corporation, New York, Revenue Bonds, Albany Medical Center Hospital Series 2025A	5.250	05/01/50	627,093
1,000,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.500	10/01/54	1,073,348
1,250,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2025A	5.250	03/15/50	1,344,500
3,000,000		Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007	5.500	10/01/37	3,590,416
1,500,000		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017	5.000	09/01/42	1,532,629
2,050,000		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2018	5.000	09/01/39	2,145,569
1,390,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1	5.000	11/15/50	1,414,145
750,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Climate Certified Series 2020E	5.000	11/15/30	827,866
200,000		New York City Housing Development Corporation, New York, Multi-Family Mortgage Revenue Bonds, 8 Spruce Street, Class D Series 2024	4.000	12/15/31	205,139
1,875,000	(c)	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2026 Subseries Series A-1, (UB)	5.000	05/01/54	1,957,234
1,250,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025D	5.500	05/01/52	1,352,994
1,250,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025H-1	5.500	11/01/51	1,361,680
1,230,000		New York City, New York, General Obligation Bonds, Fiscal 2021 Series C	5.000	08/01/42	1,288,308
1,325,000		Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2022A	5.500	11/15/57	1,418,823

		TOTAL NEW YORK			20,139,744

		NORTH CAROLINA - 0.4%
285,000		Mebane, North Carolina, Combined Utilities Revenue Bonds, Series 2024	4.000	08/01/49	275,754
700,000		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017	5.000	01/01/32	716,090

		TOTAL NORTH CAROLINA			991,844

		OHIO - 5.0%
8,560,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	7,185,124
3,095,000		Central Ohio Transit Authority, Ohio, General Obligation Bonds, Capital Facilities Limited Tax Series 2023	5.000	12/01/48	3,281,683
1,000,000		Ohio State, Hospital Revenue Bonds, Children’s Hospital Medical Center of Akron, Series 2024A	5.250	08/15/48	1,074,362
1,005,000		Port of Greater Cincinnati Development Authority, Ohio, Duke Energy Convention Center Project, TOT First Subordinate Development Revenue Bonds, Refunding Series 2024B	5.000	12/01/63	1,023,102
1,000,000		Tolles Career and Technical Center, Madison, Franklin, Delaware, Fayette, and Union Counties, Ohio, Certificates of Participation, School Facilities Project Series 2024	5.250	12/01/53	1,039,858

		TOTAL OHIO			13,604,129

42	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		OKLAHOMA - 1.1%
$ 500,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500%	08/15/57	$501,085
600,000		Oklahoma Water Resources Board, Oklahoma, State Loan Program Revenue Bonds, Series 2024C	4.000	10/01/54	558,935
1,665,000	(c)	Oklahoma Water Resources Board, Revolving Fund Revenue Bonds-Clean Water Program, 2019 Master Trust, Series 2025A, (UB)	5.250	04/01/50	1,806,299

		TOTAL OKLAHOMA			2,866,319

		PENNSYLVANIA - 4.9%
50,000	(e)	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2017, (Pre-refunded 10/15/27)	5.000	10/15/37	52,148
465,000		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A	4.000	04/01/44	433,394
500,000		Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2024	4.000	12/01/49	470,460
230,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017	5.000	05/01/42	230,907
155,000		Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue Bonds, Highlands at Wyomissing, Series 2017A	5.000	05/15/42	155,361
20,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-2	6.000	06/30/34	21,542
266,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-3	5.000	06/30/39	241,187
133,000	(f)	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024B-1	0.000	06/30/44	91,799
42,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Taxable Series 2024A-1	8.000	06/30/34	41,841
70,000		Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016	5.125	03/15/36	70,717
75,000		Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2017A	4.000	10/01/37	75,372
35,000		Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2019	5.000	12/01/51	27,318
20,000		Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A	5.000	12/15/47	19,486
15,000		Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A	5.000	08/01/45	13,879
40,000		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018	5.000	06/01/33	41,968
355,000		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018 - AGM Insured	4.000	06/01/39	352,720
70,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania Obligated Group, Refunding Series 2019	5.000	01/01/45	65,615
40,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015	4.000	01/01/33	39,527
45,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015	5.000	01/01/38	45,014
100,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016	5.000	01/01/29	100,122

See Notes to Financial Statements	43

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PENNSYLVANIA (continued)
$ 25,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A	4.125%	01/01/38	$24,111
5,000	(e)	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A, (Pre-refunded 1/01/29)	5.000	01/01/39	5,334
20,000	(e)	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A, (Pre-refunded 1/01/29)	5.000	01/01/39	21,335
5,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A	5.000	01/01/39	5,065
30,000		Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University Project, Series 2019	5.000	05/01/48	27,068
30,000		Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014	5.000	05/01/37	29,920
245,000		Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017	5.000	07/01/42	250,018
540,000		Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017	5.000	07/01/47	546,617
40,000	(e)	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A, (Pre-refunded 7/01/26)	5.000	07/01/41	40,502
185,000		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A	5.000	07/01/41	186,133
25,000		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A	4.000	07/01/45	23,485
150,000		Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare, Series 2018	5.000	07/15/48	133,999
25,000		Easton Area School District, Northampton County, Pennsylvania, General Obligation Bonds, Series 2020B	5.000	02/01/31	26,391
60,000		Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016	4.000	05/01/46	48,755
35,000		Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2	3.500	05/01/41	29,212
40,000		Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2020	5.000	03/01/50	33,142
100,000		Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016	4.000	11/01/41	88,854
50,000		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A	5.000	09/01/48	50,736
90,000		Northampton County General Purpose Authority, Pennsylvania, Revenue Bonds, Lafayette College, Refunding Series 2018	4.000	11/01/38	90,267
55,000		Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2019	5.000	11/01/44	50,193
35,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012	4.000	11/01/39	32,403
55,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012	5.000	11/01/42	55,007
450,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121	3.200	10/01/41	396,962
65,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-123B	3.450	10/01/32	65,108
45,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125B	3.700	10/01/47	39,686
45,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-133	2.500	10/01/45	32,797
1,000,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-145A	4.600	10/01/44	1,018,504
3,000,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-146A	4.750	04/01/53	3,014,442

44	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PENNSYLVANIA (continued)
$ 100,000		Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2014A	4.750%	12/01/37	$101,758
1,000,000		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2021A	4.000	12/01/51	910,551
100,000		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series 2018B	5.000	12/01/48	102,300
585,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B	5.000	12/01/45	585,965
1,615,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2025A	5.250	12/01/55	1,743,380
50,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A	4.000	12/01/49	46,137
25,000	(b)	Philadelphia Authority for Industrial Development, Pennsylvania, Charter School Revenue Bonds, Philadelphia Performing Arts: A String Theory Charter School, Series 2020	5.000	06/15/50	23,075
70,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle University, Series 2017	3.625	05/01/35	51,221
5,000	(b),(e)	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017, (Pre-refunded 3/15/28)	5.000	03/15/45	5,273
13,958	(b),(g)	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017	5.000	03/15/45	2,792
100,000		Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking Revenue Bonds, Series 2017	5.000	12/15/34	103,360
145,000	(e)	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, (Pre-refunded 1/01/27)	5.000	07/01/45	148,967
55,000		Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B	5.000	07/01/45	55,286
35,000		Rostraver Township, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2018 - AGM Insured	3.500	09/01/34	35,008
100,000		Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016	5.000	06/01/46	84,967
5,000		The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A	5.000	11/15/28	5,003
40,000		Upper Allegheny Joint Sanitary Authority, Allegheny County, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2019A - AGM Insured	3.000	09/01/44	32,645
145,000		Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5	3.375	11/01/36	131,165
15,000		Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2018	5.000	07/01/35	15,074

		TOTAL PENNSYLVANIA			13,140,350

		PUERTO RICO - 3.1%
1,170,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/33	887,901
1,739,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.500	07/01/34	1,739,474
3,812,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	3,709,214
710,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A	4.550	07/01/40	705,144
1,360,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	1,320,347

See Notes to Financial Statements	45

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PUERTO RICO (continued)
$ 10,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329%	07/01/40	$9,709
49,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.784	07/01/58	46,165

		TOTAL PUERTO RICO			8,417,954

		SOUTH CAROLINA - 3.2%
5,435,000		Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2 - AGC Insured	0.000	01/01/29	4,939,304
1,250,000		South Carolina Jobs-Economic Development Authority, Health Care Facilities Revenue Bonds, McLeod Health Project, Series 2024	5.250	11/01/54	1,329,984
1,000,000		South Carolina Jobs-Economic Development Authority, Health Care Facilities Revenue Bonds, Novant Health Group, Series 2024A	5.500	11/01/54	1,065,475
1,250,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2024B	5.000	12/01/54	1,304,493

		TOTAL SOUTH CAROLINA			8,639,256

		TENNESSEE - 0.8%
2,160,000		West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Improvement Series 2022	4.000	06/01/47	2,038,518

		TOTAL TENNESSEE			2,038,518

		TEXAS - 11.5%
500,000		Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Refunding School Building Series 2024	4.000	02/15/49	477,365
500,000		Garland, Dallas, Collin and Rockwell Counties, Texas, Electric Utility System Revenue Bonds, Refunding Series 2024	5.000	03/01/50	520,664
830,000		Georgetown Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding School Building Series 2025	5.250	02/15/48	898,223
1,665,000		Georgetown Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding School Building Series 2025	5.250	02/15/49	1,799,843
830,000		Georgetown Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding School Building Series 2025	5.250	02/15/50	896,309
1,665,000		Georgetown Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding School Building Series 2025	5.250	02/15/55	1,787,359
3,000,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/32	2,348,254
7,935,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/33	5,937,341
1,145,000		Lamar Consolidated Independent School District, Fort Bend County, Texas, General Obligation Bonds, Schoolhouse Refunding Series 2024	5.250	02/15/59	1,216,656
2,430,000		Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2021A	5.000	05/15/51	2,492,214
1,665,000	(c)	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds, School Building Series 2025, (UB)	5.250	02/15/55	1,787,360
1,595,000	(c)	Northwest Independent School District, Denton, Tarrant and Wise Counties, Texas, General Obligation Bonds, School Building Series 2025, (UB)	5.250	02/15/55	1,705,908
1,000,000		San Antonio, Texas, Electric and Gas Systems Revenue Bonds, Refunding New Series 2024B	5.000	02/01/54	1,048,164
5,000,000	(c)	Spring Independent School District, Hardin County, Texas, General Obligation Bonds, School Building and Refunding Series 2025, (UB)	5.250	08/15/50	5,404,404

46	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS (continued)
$ 250,000		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A	5.000%	02/15/41	$252,281
1,600,000		Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A	5.000	12/31/35	1,695,434
1,000,000		Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll Series 2019A	5.000	08/01/57	1,015,127

		TOTAL TEXAS			31,282,906

		UTAH - 1.7%
1,075,000	(b)	ROAM Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds, Series 2021A	4.250	03/01/51	886,036
1,500,000		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B	5.000	07/01/47	1,513,067
2,060,000	(c)	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2025, (UB)	5.000	12/15/44	2,240,139

		TOTAL UTAH			4,639,242

		VIRGINIA - 1.5%
1,160,000		Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016	5.000	07/01/46	1,162,381
1,400,000		Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B	4.875	07/15/40	1,438,483
500,000		Henrico County Economic Development Authority, Virginia, Health Facilities Revenue Bonds, Bon Secours Mercy Health, Series 2025A-VA	5.000	11/01/48	521,083
1,000,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-II	4.600	10/01/54	988,803

		TOTAL VIRGINIA			4,110,750

		WASHINGTON - 3.4%
3,330,000		Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A - NPFG Insured	0.000	06/01/29	2,986,396
1,335,000	(c)	Snohomish County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2025A, (UB)	5.250	12/01/55	1,436,498
690,000		Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017	5.000	08/15/30	710,542
2,165,000		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Series2021B. Exchange Purchase	4.000	07/01/37	2,170,719
2,000,000		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018	5.000	07/01/58	1,996,209

		TOTAL WASHINGTON			9,300,364

		WEST VIRGINIA - 0.9%
530,000		West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc. Project, Refunding & Improvement Series 2018A	5.000	01/01/34	537,889
1,800,000		West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Refunding & Improvement Series 2019A	5.000	09/01/38	1,849,920

		TOTAL WEST VIRGINIA			2,387,809

See Notes to Financial Statements	47

Portfolio of Investments October 31, 2025 (continued)

NUV

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN - 1.3%
$ 2,000,000	(b)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	7.000%	12/01/50	$1,600,000
2,000,000		Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community, Series 2023A	5.000	06/01/52	1,787,497

		TOTAL WISCONSIN			3,387,497

		TOTAL MUNICIPAL BONDS (Cost $281,484,380)			290,684,896

		TOTAL LONG-TERM INVESTMENTS (Cost $281,484,380)			290,684,896

		FLOATING RATE OBLIGATIONS - (7.7)%			(20,925,000)

		OTHER ASSETS & LIABILITIES, NET - 0.6%			1,605,265

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$271,365,161

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

(a)

Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $4,450,469 or 1.5% of Total Investments.

(c)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(d)	When-issued or delayed delivery security.
(e)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(f)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the fiscal period.
(g)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

48	See Notes to Financial Statements

Portfolio of Investments October 31, 2025

NMI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 95.4%

		MUNICIPAL BONDS - 95.4%

		ALABAMA - 2.6%
$ 250,000	(a),(b)	Baldwin County Industrial Development Authority, Alabama, Solid Waste Disposal Revenue Bonds, Novelis Corporation Project, Series 2025B, (AMT), (Mandatory Put 6/01/32)	4.625%	06/01/55	$252,825
710,000	(a)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2025D, (Mandatory Put 8/01/35)	5.000	12/01/55	770,805
260,000		Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024	5.250	10/01/49	271,350
535,000		Mobile County Industrial Development Authority, Alabama, Solid Waste Disposal Revenue Bonds, AM/NS Calvert LLC Project, Series 2024B, (AMT)	4.750	12/01/54	500,425
1,000,000	(a)	Southeast Energy Authority, Alabama, Commodity Supply Revenue Bonds, Project 5, Series 2023A, (Mandatory Put 7/01/29)	5.250	01/01/54	1,062,309
100,000	(b)	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A	5.250	05/01/44	100,696

		TOTAL ALABAMA			2,958,410

		ARIZONA - 3.5%
275,000		Arizona Industrial Development Authority Education Revenue Bonds, Academies of Math & Science Projects, Series 2023	5.250	07/01/43	273,940
665,000		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2024	4.250	07/01/44	594,265
1,495,000		Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019A	5.000	07/01/49	1,532,193
515,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.250	12/01/28	539,983
1,000,000	(b)	Sierra Vista Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Desert Heights Charter School Project, Refunding Series 2024	6.125	06/01/57	939,558

		TOTAL ARIZONA			3,879,939

		ARKANSAS - 0.4%
200,000	(b)	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, (AMT)	5.450	09/01/52	200,994
200,000		Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2023, (AMT)	5.700	05/01/53	204,278

		TOTAL ARKANSAS			405,272

		CALIFORNIA - 5.2%
655,000	(a)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2025C, (Mandatory Put 10/01/33)	5.000	12/01/55	702,170
250,000		California Housing Finance Agency, California, Multifamily Housing Revenue Bonds, Power Station Block 7B, Limited Obligation Senior Series 2024L	5.200	12/01/27	254,243
545,000	(a),(b)	California Infrastructure and Economic Development Bank, Revenue Bonds, Brightline West Passenger Rail Project, Green Bond Series 2025A, (AMT), (Mandatory Put 1/01/35)	9.500	01/01/65	436,000
625,000		California Municipal Finance Authority, Special Tax Revenue Bonds, Bold Program, Series 2023B	5.500	09/01/43	660,871
375,000		California Municipal Finance Authority, Special Tax Revenue Bonds, Bold Program, Series 2024A	5.000	09/01/48	382,713
500,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	497,591
300,000		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A	7.000	11/01/34	368,559

See Notes to Financial Statements	49

Portfolio of Investments October 31, 2025 (continued)

NMI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CALIFORNIA (continued)
$ 525,000		Palm Desert, California, Special Tax Bonds, Community Facilities District 2021-1 University Park, Series 2024	5.000%	09/01/53	$536,502
500,000	(b)	San Francisco City and County Special Tax District 2020-1, California, Special Tax Bonds, Mission Rock Facilities and Services, Shoreline Tax Zone 1 Series 2023C	5.750	09/01/53	528,259
710,000	(b)	San Francisco City and County, California, Special Tax Bonds, Community Facilities District 2016-1 Treasure Island Improvement Area 2, Series 2023A	5.000	09/01/38	757,949
490,000	(b)	San Francisco City and County, California, Special Tax Bonds, Community Facilities District 2016-1 Treasure Island Improvement Area 2, Series 2023A	5.000	09/01/43	504,780
160,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B	5.250	01/15/44	160,073

		TOTAL CALIFORNIA			5,789,710

		COLORADO - 10.2%
500,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016	5.000	01/01/37	500,343
1,000,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/44	1,017,359
1,395,000		Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, (AMT)	5.000	12/01/43	1,416,114
250,000		Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2025A	6.000	12/01/55	270,871
500,000		Erie Highlands Metropolitan District 2, Weld County, Colorado, General Obligation Bonds, Limited Tax Series 2018A	5.250	12/01/48	500,629
700,000	(b)	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A	6.750	12/01/34	706,877
140,000		Hess Ranch Metropolitan District 5, Parker, Colorado, Special Assessment Revenue Bonds, Special Improvement District 1, Series 2024A-2	6.500	12/01/43	143,433
250,000	(b)	Hess Ranch Metropolitan District 5, Parker, Colorado, Special Assessment Revenue Bonds, Special Improvement District 2, Series 2024	5.500	12/01/44	252,408
500,000	(b)	Kremmling Memorial Hospital District, Colorado, Certificates of Participation, Series 2024	6.625	12/01/56	491,790
500,000		Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2017A	5.000	12/01/46	500,805
500,000	(b),(c)	Parkdale Community Authority, Erie County, Colorado, Limited Tax Supported Convertible Capital Appreciation Revenue Bonds, District 2, Series 2024A	0.000	12/01/53	428,573
500,000	(b)	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A	5.000	12/01/41	460,286
552,000	(b)	Platte River Metropolitan District, Weld County, Colorado, General Obligation Bonds, Limited Tax Refunding Series 2023A	6.500	08/01/53	564,016
500,000		Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue Bonds, Series 2020	5.250	12/01/50	487,543
750,000		Silverstone Metropolitan District 3, Weld County, Colorado, General Obligation and Special Revenue Bonds, Limited Tax Series 2023	7.750	12/01/45	766,160
500,000	(b)	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Special District 4 Subdistrict B, Refunding & Improvement Series 2024A	5.750	12/01/54	504,238
1,275,000	(b)	Ventana Metropolitan District, El Paso County, Colorado, General Obligation Bonds, Limited Tax Refunding and Improvement Series 2023A	6.500	09/01/53	1,318,467
525,000		Waterview II Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2022A	4.500	12/01/31	523,196

50	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		COLORADO (continued)
$ 500,000		West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2022	6.750%	12/01/52	$503,799

		TOTAL COLORADO			11,356,907

		DELAWARE - 0.1%
100,000		Delaware Health Facilities Authroity, Revenue Bonds, Beebe Medical Center Project, Series 2018	5.000	06/01/48	97,459

		TOTAL DELAWARE			97,459

		FLORIDA - 9.8%
250,000	(b)	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, 2024 Project Series 2024	5.250	05/01/55	251,737
730,000		Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A	5.000	09/01/33	730,680
500,000	(b)	Bridgewalk Community Development District, Osceola County, Florida, Special Assessment Bonds, Assessment Area 2 Series 2023	6.500	12/15/53	530,229
550,000	(b)	Capital Projects Finance Authority, Florida, Educational Revenue Bonds, Imagine Kissimmee Charter Academy Project, Series 2024	6.500	06/15/54	561,284
500,000	(b)	Capital Trust Authority, Florida, Educational Facilities Revenue Bonds, Babcock Neighborhood School Inc Project, Series 2024	6.000	08/15/63	474,883
1,000,000	(b)	Capital Trust Authority, Florida, Educational Facilities Revenue Bonds, IPS Enterprises, Inc. Projects, Refunding Series 2023A	6.250	06/15/53	1,018,405
140,000		Capital Trust Authority, Florida, Educational Facilities Revenue Bonds, KIPP Miami North Campus Project, Refunding Series 2024A	6.000	06/15/54	142,140
210,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2023A	6.500	06/15/38	225,668
1,000,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.500	07/01/53	835,000
360,000	(a),(b)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2025B, (AMT), (Mandatory Put 6/15/26)	10.000	07/01/57	300,600
500,000		Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017A, (AMT)	5.000	10/01/42	505,563
255,000	(b)	Hamilton Bluff Community Development District, Lake Hamilton, Florida, Special Assessment Bonds, Area 1 Project, Series 2024	5.800	05/01/54	257,266
885,000	(b)	Highland Trails Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Assessment Area One Capital Improvement Series 2024	5.850	05/01/54	898,199
150,000		Hobe-Saint Lucie Conservancy District, Florida, Special Assessment Revenue Bonds, Improvement Unit 1A, Series 2024	5.875	05/01/55	153,812
915,000		Lakeside Preserve Community Development District, Lakeland, Florida, Special Assessment Bonds, 2023 Project Series 2023	6.375	05/01/54	965,154
300,000		Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Taylor Ranch Project, Series 2023	6.125	05/01/43	320,665
100,000	(b)	North AR-1 of Pasco Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 4, Series 2024	5.750	05/01/54	100,891
1,000,000	(b)	River Hall Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Assessment Area 4 Series 2023A	6.500	05/01/54	1,063,883
225,000		Sawgrass Village Community Development District, Manatee County, Florida, Special Assessment Bonds, Assessment Area 2 Series 2023	6.125	11/01/43	237,611
400,000		Stonegate Preserve Community Development District, Florida, Manatee County Special Assessment Revenue Bonds 2023 Project Area Series 2023	6.125	12/15/53	428,511

See Notes to Financial Statements	51

Portfolio of Investments October 31, 2025 (continued)

NMI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FLORIDA (continued)
$ 250,000	(b)	Village Community Development District 15, Florida, Special Assessment Revenue Bonds, Series 2024	4.800%	05/01/55	$238,751
645,000	(b)	Woodsdale Community Development District, Pasco County, Florida, Revenue Bonds, Capital Improvement Series 2023	6.125	11/01/43	682,875

		TOTAL FLORIDA			10,923,807

		GEORGIA - 3.2%
250,000	(b)	Atlanta Development Authority, Georgia, Revenue Bonds, Westside Gulch Area Project, Senior Series 2024A-2	5.500	04/01/39	257,091
40,000		Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A	4.000	11/01/25	40,000
600,000		Cobb County Development Authority, Georgia, Charter School Revenue Bonds, Northwest Classical Academy, Inc. Project, Series 2023A	6.400	06/15/53	600,281
500,000		Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System, Inc Project, Series 2017A	4.000	04/01/50	448,710
1,000,000	(a)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2023B, (Mandatory Put 3/01/30)	5.000	07/01/53	1,072,146
1,120,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project M Bonds, Series 19A - AGM Insured	5.000	01/01/59	1,123,480

		TOTAL GEORGIA			3,541,708

		GUAM - 1.2%
1,250,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2025A	5.250	07/01/50	1,292,036

		TOTAL GUAM			1,292,036

		HAWAII - 0.2%
250,000	(b)	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University Project, Refunding Series 2024	5.125	07/01/43	236,150

		TOTAL HAWAII			236,150

		IDAHO - 1.4%
1,000,000		Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2025A	5.250	03/01/53	1,041,462
500,000	(b)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, The College of Idaho Project, Series 2023	5.875	11/01/53	507,420

		TOTAL IDAHO			1,548,882

		ILLINOIS - 8.7%
250,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016	6.000	04/01/46	252,694
500,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023	5.750	04/01/48	524,629
1,000,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2022A	5.500	01/01/55	1,043,306
200,000		Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002.RMKT	4.500	11/01/36	200,076
500,000		Illinois Finance Authority, Revenue Bonds, Bradley University, Refunding Series 2021A	4.000	08/01/51	398,405
1,105,000		Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A	5.000	11/15/45	1,105,338
845,000	(a),(b)	Illinois Finance Authority, Surface Freight Transfer Facilities Revenue Bonds, CenterPoint Joliet Terminal Railroad Project, Series 2017, (AMT), (Mandatory Put 7/02/35)	4.800	12/01/43	874,111
540,000		Illinois State, General Obligation Bonds, June Series 2022A	5.500	03/01/47	568,184
500,000		Illinois State, General Obligation Bonds, March Series 2021A	5.000	03/01/46	510,422
400,000		Illinois State, General Obligation Bonds, May Series 2020	5.500	05/01/39	428,544
1,000,000		Illinois State, General Obligation Bonds, October Series 2022C	5.500	10/01/41	1,087,117
1,900,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A	5.000	01/01/44	1,948,828
205,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/35	140,607

52	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ILLINOIS (continued)
$ 600,000	(b)	Schaumburg Village, Cook and DuPage Counties, Illinois, Tax Increment Revenue Note Certificates of Participation, North Schaumburg Redevelopment Project Area, Series 2025	6.125%	12/30/38	$602,540

		TOTAL ILLINOIS			9,684,801

		INDIANA - 3.1%
735,000	(b)	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A	5.875	06/01/55	658,429
1,000,000		Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Fixed Rate Series 2023A	5.000	10/01/46	1,047,485
1,000,000		Indiana Finance Authority, Student Housing Revenue Bonds, SFP-PUFW I, LLC Series 2024A	5.000	07/01/54	1,006,115
500,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Senior Series 2023E	6.000	03/01/53	522,987
250,000	(b)	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Refunding Series 2024, (AMT)	5.000	01/01/54	247,249

		TOTAL INDIANA			3,482,265

		IOWA - 0.5%
500,000	(d)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32)	5.000	12/01/50	576,273

		TOTAL IOWA			576,273

		LOUISIANA - 2.7%
1,000,000		Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A	5.000	10/01/44	1,009,289
400,000	(b)	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Christwood Project, Refunding Series 2024	5.250	11/15/59	370,180
1,000,000		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Loyola University of New Orleans Project, Refunding Series 2023A	5.250	10/01/48	1,004,086
500,000		Louisiana Publics Facilities Authority, Louisiana, Revenue Bonds, I-10 Calcasieu River Bridge Public-Private Partnership Project, Senior Lien Series 2024, (AMT)	5.500	09/01/59	510,066
100,000	(a)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2011, (Mandatory Put 6/01/30)	3.700	08/01/41	101,035

		TOTAL LOUISIANA			2,994,656

		MASSACHUSETTS - 1.4%
1,500,000		Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds, Subordinated Social Series 2025A	5.000	02/15/55	1,578,236

		TOTAL MASSACHUSETTS			1,578,236

		MINNESOTA - 1.7%
75,000		Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A	4.250	08/01/46	62,862
1,000,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	5.000	02/15/48	1,011,447
555,000		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School Project, Series 2019	5.000	07/01/49	504,901
300,000		Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017	4.250	09/01/37	289,230

		TOTAL MINNESOTA			1,868,440

		MISSISSIPPI - 0.9%
1,000,000		Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2016A	5.000	09/01/41	1,002,088

		TOTAL MISSISSIPPI			1,002,088

See Notes to Financial Statements	53

Portfolio of Investments October 31, 2025 (continued)

NMI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MISSOURI - 2.5%
$ 1,000,000		Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012	5.000%	10/01/33	$982,990
500,000		Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A	5.000	02/01/46	488,543
500,000		Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2024A	5.250	02/01/54	496,736
100,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2017	5.000	09/01/48	97,366
215,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2018A	5.250	09/01/53	212,500
335,000		Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds, Missouri Valley College, Series 2017	4.500	10/01/40	300,074
225,000	(b)	Taney County Industrial Development Authority, Missouri, Sales Tax Revenue Improvement Bonds, Big Cedar Infrastructure Project Series 2023	6.000	10/01/49	225,314

		TOTAL MISSOURI			2,803,523

		NEBRASKA - 0.5%
500,000		Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A	5.000	09/01/42	534,473

		TOTAL NEBRASKA			534,473

		NEVADA - 0.3%
350,000		Las Vegas Special Improvement District 817, Nevada, Local Improvement Revenue Bonds, Summerlin Village 29 Series 2023	6.000	06/01/48	370,672

		TOTAL NEVADA			370,672

		NEW HAMPSHIRE - 1.2%
497,475	(a)	National Finance Authority, New Hampshire, Municipal Certificates Series 2025-1 Class A-2	4.168	01/20/41	465,560
1,000,000	(b)	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018B	4.625	11/01/42	893,493

		TOTAL NEW HAMPSHIRE			1,359,053

		NEW JERSEY - 1.3%
500,000	(b)	New Jersey Economic Development Authority, New Jersey, Dock and Wharf Facility Revenue Bonds, Repauno Port & Rail Terminal Project, Series 2025, (AMT)	6.625	01/01/45	520,020
1,000,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.000	06/01/46	990,738

		TOTAL NEW JERSEY			1,510,758

		NEW YORK - 7.7%
60,000		Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015	5.250	07/01/35	59,402
250,000		Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2022A	5.250	12/01/52	253,503
315,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1	5.250	11/15/55	324,307
1,000,000	(b)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	999,987
250,000	(a),(b)	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2020R-1, (AMT), (Mandatory Put 9/03/30)	4.250	09/01/50	253,157
1,500,000		New York State Transitional Finance Authority, Revenue Bonds, Fiscal Building Series 2026S-1	5.000	07/15/37	1,737,859

54	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW YORK (continued)
$ 1,950,000		New York Transportation Development Corporation, New York, Special Facilities Revenue Bonds, Terminal 6 John F Kennedy International Airport Redevelopment Project, Senior Green Series 2024A, (AMT)	5.500%	12/31/54	$2,009,022
1,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024, (AMT)	5.500	06/30/54	1,023,018
445,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	6.000	06/30/54	464,624
500,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	6.000	04/01/35	552,231
100,000		Oneida Indian Nation, New York, Tax Revenue Bonds, Series 2024B	6.000	09/01/43	107,731
1,000,000		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006	5.000	06/01/48	878,613

		TOTAL NEW YORK			8,663,454

		NORTH CAROLINA - 0.6%
685,000		North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016	5.000	10/01/31	689,602

		TOTAL NORTH CAROLINA			689,602

		NORTH DAKOTA - 0.1%
100,000		Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017	5.000	12/01/36	99,709

		TOTAL NORTH DAKOTA			99,709

		OHIO - 3.2%
500,000		Allen County, Ohio, Hospital Facilities Revenue Bonds, Bon Secours Mercy Health, Inc., Series 2025A	5.000	11/01/40	552,301
1,000,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	839,384
500,000	(b)	Columbus-Franklin County Finance Authority, Ohio, Revenue Bonds, Bridge Park G Block Project, Public Infrastructure Series 2022	5.000	12/01/45	502,307
500,000	(a),(b)	Jefferson County Port Authority, Ohio, Economic Development Revenue Bonds, JSW Steel USA Ohio, Inc. Project, Series 2023, (AMT), (Mandatory Put 12/01/28)	5.000	12/01/53	512,924
500,000	(b)	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, (AMT)	5.000	07/01/49	460,343
250,000	(b)	Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, Silver Birch of Cuyahoga Falls, Series 2025A	6.250	01/01/45	256,135
250,000	(b)	Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, Silver Birch of Mansfield Project, Series 2024	6.000	01/01/45	250,433
200,000	(b)	Port of Greater Cincinnati Development Authority, Ohio, Multifamily Housing Revenue Bonds, Vivera Northbrook Project, Series 2025A	6.500	01/01/45	207,026

		TOTAL OHIO			3,580,853

		OKLAHOMA - 0.8%
670,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/52	672,822
250,000		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 2025, (AMT)	6.250	12/01/40	280,598

		TOTAL OKLAHOMA			953,420

		OREGON - 0.0%
55,000		Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc., Series 2020A	5.250	11/15/50	53,346

		TOTAL OREGON			53,346

See Notes to Financial Statements	55

Portfolio of Investments October 31, 2025 (continued)

NMI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		PENNSYLVANIA - 2.9%
$ 400,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Neuweiler Lofts Project, Series 2023	6.250%	05/01/42	$402,764
245,000		Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Waterfront-30 E Allen Street Project, Subordinate Series 2024B	6.000	05/01/42	247,864
53,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-2	6.000	06/30/34	57,085
700,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-3	5.000	06/30/39	634,703
350,000	(c)	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024B-1	0.000	06/30/44	241,576
109,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Taxable Series 2024A-1	8.000	06/30/34	108,588
500,000		Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn State Health, Series 2021	5.000	11/01/51	503,564
490,000		Lehigh County, Pennsylvania, Revenue Bonds, Lehigh Valley Dual Language Charter School, General Purpose Authority, Series 2023	7.000	06/01/53	520,448
350,000		Montgomery County Redevelopment Authority, Pennsylvania, Special Obligation Revenue Bonds, River Pointe Project Series 2023	6.500	09/01/43	356,933
200,000	(a),(b)	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Core Natural Resources Inc., Project, Series 2025, (AMT), (Mandatory Put 3/27/35)	5.450	01/01/51	214,945

		TOTAL PENNSYLVANIA			3,288,470

		PUERTO RICO - 1.9%
1,760,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/51	437,008
500,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.750	07/01/53	473,579
1,000,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	973,036
200,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	194,168

		TOTAL PUERTO RICO			2,077,791

		SOUTH CAROLINA - 1.9%
620,000		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Bishop Gadsden Episcopal Retirement Community, Series 2019A	4.000	04/01/49	520,460
1,000,000	(b)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmera Apartments Project, Series 2025A	6.750	12/01/60	1,059,982
560,000		South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Riverwalk Academy Project Series 2023A	7.000	06/15/43	572,592

		TOTAL SOUTH CAROLINA			2,153,034

		SOUTH DAKOTA - 0.1%
100,000		Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017	5.125	11/01/47	89,654

		TOTAL SOUTH DAKOTA			89,654

		TENNESSEE - 0.2%
250,000		Metropolitan Nashville Airport Authority, Tennessee, Airport Improvement Revenue Bonds, Series 2022B, (AMT)	5.500	07/01/42	268,780

		TOTAL TENNESSEE			268,780

56	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TEXAS - 4.9%
$ 213,000	(b)	Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public Improvement District 1 Improvement Area 2 Project, Series 2023	6.750%	09/01/48	$223,139
115,000	(b)	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, (AMT)	4.625	10/01/31	115,412
1,000,000	(b)	Mustang Ridge, Travis and Caldwell Counties, Texas, Special Assessment Revenue Bonds, Durango Public Improvement District Improvement Area 1 Series 2023	6.375	09/01/53	1,038,486
1,000,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A - AGM Insured	5.000	04/01/46	1,000,016
200,000	(d)	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, (Pre-refunded 9/01/31)	7.000	09/01/43	241,553
535,000	(b)	Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Haggard Farm Public Improvement District Project, Area 1 Project Series 2023	7.500	09/15/53	563,096
240,000		Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A	5.000	02/01/34	240,015
295,000		SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007	5.500	08/01/27	304,493
1,000,000		Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, (AMT)	5.000	06/30/58	996,510
250,000	(b)	Travis County Development Authority, Texas, Contract Assessment Revenue Bonds, Bella Fortuna Public Improvement District, Series 2024	5.625	09/01/51	254,608
500,000	(b)	Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Improvement Area #3 Project, Series 2024	6.000	09/01/54	510,596

		TOTAL TEXAS			5,487,924

		UTAH - 0.4%
410,000		Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2023A, (AMT)	5.250	07/01/53	423,761

		TOTAL UTAH			423,761

		VIRGIN ISLANDS - 0.3%
380,000		Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A	5.000	10/01/32	396,235

		TOTAL VIRGIN ISLANDS			396,235

		VIRGINIA - 2.0%
100,000		James City County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Williamsburg Landing Inc., Series 2024A	6.875	12/01/58	108,285
100,000		Virginia Beach Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2023A	7.000	09/01/53	110,065
1,265,000		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT)	5.000	12/31/56	1,233,434
750,000		Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022, (AMT)	5.000	12/31/47	753,249

		TOTAL VIRGINIA			2,205,033

		WASHINGTON - 1.5%
1,000,000		Grays Harbor Public Hospital District 1, Washington, Revenue Bonds, Summit Pacific Medial Center Series 2023	6.750	12/01/44	1,114,877
500,000		Jefferson County Public Hospital District 2, Washington, Hospital Revenue Bonds, Refunding Series 2023A	6.875	12/01/53	516,299

		TOTAL WASHINGTON			1,631,176

See Notes to Financial Statements	57

Portfolio of Investments October 31, 2025 (continued)

NMI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WEST VIRGINIA - 1.0%
$ 100,000	(b)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Subordinate Improvement Series 2023A	7.000%	06/01/43	$104,842
1,000,000		West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System Obligated Group, Improvement Series 2017A	5.000	06/01/47	1,005,804

		TOTAL WEST VIRGINIA			1,110,646

		WISCONSIN - 3.3%
3,634	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/46	125
3,583	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/47	114
3,557	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/48	106
3,532	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/49	99
3,480	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/50	90
3,813	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/51	92
96,478	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	3.750	07/01/51	66,327
3,788	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/52	85
3,736	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/53	79
3,711	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/54	74
3,660	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/55	68
3,608	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/56	64
3,583	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/57	59
3,532	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/58	55
3,506	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/59	52
3,480	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/60	48
3,429	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/61	45
3,404	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/62	42

58	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		WISCONSIN (continued)
$ 3,352	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000%	01/01/63	$39
3,327	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/64	37
3,301	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/65	34
3,250	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/66	31
42,334	(b),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/67	365
1,000,000	(b)	Public Finance Authority of Wisconsin, Multifamily Housing Revenue Bonds, Promenade Apartments Project, Series 2024	6.250	02/01/39	1,019,747
500,000	(b)	Public Finance Authority of Wisconsin, Revenue Bonds, Revolution Academy, Refunding Series 2023A	6.250	10/01/53	510,068
535,000	(b)	Public Finance Authority of Wisconsin, Revenue Bonds, Unity Classical Charter School, A Challenge Foundation Academy, Series 2023	6.625	07/01/43	546,772
250,000	(b)	Public Finance Authority, Wisconsin, Tax Increment Revenue Senior Bonds, World Center Project Series 2024A	5.000	06/01/41	254,271
200,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014	5.125	10/01/34	200,116
200,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Oakwood Lutheran Senior Ministries, Series 2021	4.000	01/01/57	155,465
1,000,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, PHW Oconomowoc, Inc. Project, Series 2018	5.125	10/01/48	947,695

		TOTAL WISCONSIN			3,702,264

		TOTAL MUNICIPAL BONDS (Cost $105,240,035)			106,670,670

		TOTAL LONG-TERM INVESTMENTS (Cost $105,240,035)			106,670,670

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 2.7%

		MUNICIPAL BONDS - 2.7%

		NEW YORK - 2.7%
3,000,000	(a),(f)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2025 Series EE-1	4.000	06/15/55	3,000,000

		TOTAL NEW YORK			3,000,000

		TOTAL MUNICIPAL BONDS (Cost $3,000,000)			3,000,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $3,000,000)			3,000,000

		TOTAL INVESTMENTS - 98.1% (Cost $108,240,035)			109,670,670

		OTHER ASSETS & LIABILITIES, NET - 1.9%			2,170,155

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$111,840,825

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax

See Notes to Financial Statements	59

Portfolio of Investments October 31, 2025 (continued)

NMI

(a)

Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $31,271,145 or 28.5% of Total Investments.

(c)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the fiscal period.
(d)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(f)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

60	See Notes to Financial Statements

Statement of Assets and Liabilities

October 31, 2025	NUV	NUW	NMI
ASSETS
Long-term investments, at value†	$2,010,388,817	$290,684,896	$106,670,670
Affiliated investments, at value++	6,896,578	-	-
Short-term investments, at value◇	-	-	3,000,000
Cash	-	445,488	686,959
Receivables:
Interest	25,121,476	3,678,994	1,741,471
Investments sold	4,668,542	15,000	75,000
Reimbursement from Adviser	1,880	-	-
Shares sold	-	-	138,120
Sale of Vistra Vision interest#(1)	-	527,194	-
Deferred offering costs	-	-	77,281
Other	169,270	6,322	4,491
Total assets	2,047,246,563	295,357,894	112,393,992
LIABILITIES
Cash overdraft	121,504	-	-
Floating rate obligations	120,825,000	20,925,000	-
Payables:
Management fees	749,430	135,408	56,934
Dividends	6,263,176	856,765	407,511
Interest	961,431	169,856	-
Investments purchased - regular settlement	651,667	-	-
Investments purchased - when-issued/delayed-delivery settlement	7,833,020	1,804,226	-
Vistra Vision sale transactions costs(1)	-	12,751	-
Accrued expenses:
Custodian fees	129,833	34,667	20,754
Investor relations fees	26,927	3,756	2,001
Directors/Trustees fees	179,058	9,076	3,030
Professional fees	27,177	29,889	30,325
Shareholder reporting expenses	38,364	8,639	7,402
Shareholder servicing agent fees	65,411	84	778
Shelf offering costs	-	-	24,432
Other	5,021	2,616	-
Total liabilities	137,877,019	23,992,733	553,167
Commitments and contingencies(2)
Net assets applicable to common shares	$1,909,369,544	$271,365,161	$111,840,825
Common shares outstanding	207,541,595	17,951,336	11,276,410
Net asset value (“NAV”) per common share outstanding	$9.20	$15.12	$9.92
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$2,075,416	$179,513	$112,764
Paid-in capital	1,963,547,908	268,651,274	117,183,524
Total distributable earnings (loss)	(56,253,780)	2,534,374	(5,455,463)
Net assets applicable to common shares	$1,909,369,544	$271,365,161	$111,840,825
Authorized shares:
Common	350,000,000	Unlimited	200,000,000
† Long-term investments, cost	$1,951,376,763	$281,484,380	$105,240,035
++ Affiliated investments, cost	$6,749,250	$-	$-
◇ Short-term investments, cost	$-	$-	$3,000,000
# Net of discount of	$-	$20,435	$-

(1)	Refer to Note 4 of the Notes to Financial Statements for more information.
(2)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations

Year Ended October 31, 2025	NUV	NUW	NMI
INVESTMENT INCOME
Dividends from affiliated investments	$157,605	$—	$—
Interest	90,308,988	12,315,526	5,405,962
Total investment income	90,466,593	12,315,526	5,405,962
EXPENSES
Management fees	8,751,194	1,520,138	621,800
Shareholder servicing agent fees	296,435	524	5,192
Interest expense	2,725,455	357,340	8,974
Directors/Trustees fees	68,038	9,620	3,711
Custodian expenses, net	90,596	30,049	22,787
Excise tax liability expense	31,367	—	—
Investor relations expenses	91,377	13,302	5,222
Professional fees	224,158	45,787	52,715
Shareholder reporting expenses	87,070	26,837	19,848
Stock exchange listing fees	65,633	7,715	7,715
Other	37,134	14,513	19,918
Total expenses	12,468,457	2,025,825	767,882
Net investment income (loss)	77,998,136	10,289,701	4,638,080
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(23,658,906)	(3,381,840)	(208,261)
Net realized gain (loss)	(23,658,906)	(3,381,840)	(208,261)
Change in unrealized appreciation (depreciation) on:
Investments	5,274,972	2,092,059	(1,358,427)
Affiliated investments	147,328	—	—
Net change in unrealized appreciation (depreciation)	5,422,300	2,092,059	(1,358,427)
Net realized and unrealized gain (loss)	(18,236,606)	(1,289,781)	(1,566,688)
Net increase (decrease) in net assets applicable to common shares from operations	$59,761,530	$8,999,920	$3,071,392

See Notes to Financial Statements

Statement of Changes in Net Assets

	NUV		NUW
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/25	Year Ended 10/31/24
OPERATIONS
Net investment income (loss)	$77,998,136	$73,863,531	$10,289,701	$9,439,964
Net realized gain (loss)	(23,658,906)	(15,944,145)	(3,381,840)	(2,426,259)
Net change in unrealized appreciation (depreciation)	5,422,300	140,919,769	2,092,059	20,101,607

Net increase (decrease) in net assets applicable to common shares from operations	59,761,530	198,839,155	8,999,920	27,115,312

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(80,629,920)	(73,054,643)	(10,411,775)	(9,298,792)

Total distributions	(80,629,920)	(73,054,643)	(10,411,775)	(9,298,792)
Net increase (decrease) in net assets applicable to common shares	(20,868,390)	125,784,512	(1,411,855)	17,816,520
Net assets applicable to common shares at the beginning of period	1,930,237,934	1,804,453,422	272,777,016	254,960,496

Net assets applicable to common shares at the end of period	$1,909,369,544	$1,930,237,934	$271,365,161	$272,777,016

See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	NMI
	Year Ended 10/31/25	Year Ended 10/31/24
OPERATIONS
Net investment income (loss)	$4,638,080	$4,249,642
Net realized gain (loss)	(208,261)	(398,626)
Net change in unrealized appreciation (depreciation)	(1,358,427)	9,846,589

Net increase (decrease) in net assets applicable to common shares from operations	3,071,392	13,697,605

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(4,731,688)	(4,276,814)

Total distributions	(4,731,688)	(4,276,814)
CAPITAL SHARE TRANSACTIONS
Common shares:
Proceeds from shelf offering, net of offering costs	11,884,740	15,506
Reinvestments of distributions	52,906	9,770

Net increase (decrease) applicable to common shares from capital share transactions	11,937,646	25,276
Net increase (decrease) in net assets applicable to common shares	10,277,350	9,446,067
Net assets applicable to common shares at the beginning of period	101,563,475	92,117,408

Net assets applicable to common shares at the end of period	$111,840,825	$101,563,475

See Notes to Financial Statements

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Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Total	Premium per Share Sold through Shelf Offering		Net Asset Value, End of Period	Share Price, End of Period
NUV
10/31/25	$9.30	$0.38	$(0.09)	$0.29	$(0.39)	$—	$(0.39)	$—		$9.20	$9.00
10/31/24	8.69	0.36	0.60	0.96	(0.35)	—	(0.35)	—		9.30	8.91
10/31/23	8.77	0.35	(0.09)	0.26	(0.34)	—	(0.34)	—		8.69	7.99
10/31/22	10.62	0.33	(1.84)	(1.51)	(0.34)	—	(0.34)	—		8.77	8.35
10/31/21	10.48	0.35	0.15	0.50	(0.36)	—	(0.36)	—		10.62	11.21
NUW
10/31/25	15.20	0.57	(0.07)	0.50	(0.58)	—	(0.58)	—		15.12	14.38
10/31/24	14.20	0.53	0.99	1.52	(0.52)	—	(0.52)	—		15.20	13.89
10/31/23	14.20	0.50	(0.02)	0.48	(0.48)	—	(0.48)	—		14.20	12.60
10/31/22	17.33	0.46	(2.93)	(2.47)	(0.47)	(0.19)	(0.66)	—		14.20	13.19
10/31/21	16.81	0.45	0.54	0.99	(0.47)	—	(0.47)	—	(d)	17.33	16.76

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)	Portfolio Turnover Rate

3.22%	5.57%	$1,909,370	0.66%	4.13%	37%
11.12	16.10	1,930,238	0.60	3.81	21
2.79	(0.52)	1,804,453	0.53	3.77	17
(14.52)	(22.80)	1,819,457	0.50	3.36	29
4.79	7.19	2,203,176	0.48	3.27	11

3.42	7.95	271,365	0.75	3.85	26
10.72	14.46	272,777	0.65	3.45	22
3.27	(1.08)	254,960	0.63	3.35	14
(14.65)	(17.84)	254,953	0.64	2.90	17
5.89	6.31	311,092	0.68 (e)	2.60 (e)	10

(c)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
	NUV	NUW
10/31/25	0.14%	0.13%
10/31/24	0.06	0.03
10/31/23	0.04	0.03
10/31/22	0.01	0.01
10/31/21	0.01	0.01

(d)	Value rounded to zero.
(e)

During the period ended October 31, 2021, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect the voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
NUW	Expenses	NII (Loss)

10/31/21	0.68%	2.60%

See Notes to Financial Statements.

Financial Highlights (continuted)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains		Total	Shelf Offering Costs		Premium per Share Sold through Shelf Offering		Net Asset Value, End of Period	Share Price, End of Period
NMI
10/31/25	$10.10	$0.45	$(0.17)	$0.28	$(0.46)	$—		$(0.46)	$—		$—		$9.92	$10.05
10/31/24	9.16	0.42	0.95	1.37	(0.43)	—		(0.43)	—	(d)	—		10.10	9.68
10/31/23	9.24	0.38	(0.09)	0.29	(0.37)	—		(0.37)	—		—	(d)	9.16	8.35
10/31/22	11.27	0.34	(2.05)	(1.71)	(0.32)	—	(d)	(0.32)	—		—		9.24	8.53
10/31/21	11.08	0.37	0.20	0.57	(0.38)	—		(0.38)	—		—		11.27	11.65

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)	Portfolio Turnover Rate

2.74%	8.78%	$111,841	0.75%	4.53%	13%
15.13	21.21	101,563	0.88	4.22	38
2.94	1.80	92,117	0.74	3.87	33
(15.39)	(24.32)	92,830	0.72	3.29	61
5.18	6.51	113,191	0.73	3.23	15

(c)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NMI
10/31/25	0.01%
10/31/24	-
10/31/23	-
10/31/22	-
10/31/21	-

(d)	Value rounded to zero.

See Notes to Financial Statements.

Notes to Financial Statements

1.  General Information

Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Municipal Value Fund, Inc. (NUV)

•	Nuveen AMT-Free Municipal Value Fund (NUW)

•	Nuveen Municipal Income Fund, Inc. (NMI)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW was organized as a Massachusetts business trust on November 19, 2008.

Current Fiscal Period: The end of the reporting period for the Funds is October 31, 2025, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2025 (the “current fiscal period”).

Investment Adviser and Sub-Adviser: The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

2.	Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to each Fund from the Adviser or its affiliates. The Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/ trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit: As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current fiscal period, the custodian fee credit earned by each Fund was as follows:

Fund	Gross Custodian Fee Credits

NUV	$67,267

NUW	9,481

NMI	2,383

Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.

Indemnifications: Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Dividend income, is recorded on the ex-dividend date.

Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.

The Funds’ investments subject to netting agreements as of the end of the current fiscal period, if any, are further described later in these Notes to Financial Statements.

Segment Reporting: In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in Topic 280. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Funds adopted ASU 2023-07 during the current fiscal period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial positions or the results of their operations.

Each Fund represents a single operating segment. The officers of the Funds act as the chief operating decision maker (“CODM”). The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.

New Accounting Pronouncement: In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 are effective for annual periods beginning after December 15, 2024. Management is currently evaluating the implications of these changes on the financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.

Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Notes to Financial Statements  (continued)

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the current fiscal period, based on the inputs used to value them:

NUV	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Exchange-Traded Funds	$6,896,578	$–	$–	$6,896,578
Municipal Bonds	–	2,010,388,817	–	2,010,388,817

Total	$6,896,578	$2,010,388,817	$–	$2,017,285,395

NUW	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$290,684,896	$–	$290,684,896

Total	$–	$290,684,896	$–	$290,684,896

NMI	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$106,670,670	$–	$106,670,670
Short-Term Investments:
Municipal Bonds	–	3,000,000	–	3,000,000

Total	$–	$109,670,670	$–	$109,670,670

The Funds hold liabilities in floating rate obligations, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described later in these Notes to Financial Statements. The Funds, where applicable, have a receivable for the sale of their interest in Vistra Vision, which is not reflected in the tables above. The carrying value of this receivable approximates fair value. The “Receivable for sale of Vistra Vision interest” is generally classified as Level 2 and further described in these Notes to Financial Statements.

4. Portfolio Securities

Inverse Floating Rate Securities: Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the current fiscal period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the current fiscal period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally-Deposited Inverse Floaters	Total

NUV	$120,825,000	$—	$120,825,000

NUW	20,925,000	—	20,925,000

NMI	—	—	—

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees

NUV	$82,152,493	3.11%

NUW	9,098,000	3.17

NMI	—	—

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of

Notes to Financial Statements  (continued)

Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the current fiscal period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows (sometimes referred to as “shortfall payment”). Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. During the current fiscal period, none of the Funds made shortfall Payments.

As of the end of the current fiscal period, the Funds maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total

NUV	$120,825,000	$–	$120,825,000

NUW	20,925,000	–	20,925,000

NMI	–	–	–

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Purchases and Sales: Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities

NUV	$788,965,729	$732,101,418

NUW	93,589,363	71,741,895

NMI	21,203,191	13,266,471

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the current fiscal period, such amounts are recognized on the Statement of Assets and Liabilities.

Sale of Vistra Vision interests: On September 18, 2024, Vistra Corp. (“Vistra”) and Nuveen agreed to terms for the sale of the Vistra Vision interest. In exchange for its interest in Vistra Vision, the Funds will receive proceeds from the sale over a series of payments from Vistra through December 31, 2026. The resulting receivables have been discounted using an effective interest rate of 6.18%. The receivable, net of discount, and related transaction costs are recognized as “Receivable for sale of Vistra Vision interest” and “Payable for Vistra Vision sale transactions costs,” respectively, on the Statement of Assets and Liabilities.

5. Derivative Investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

6. Fund Shares

Common Shares Equity Shelf Programs and Offering Costs: The following Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current and prior fiscal periods.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal periods were as follows:

	NMI
	Year Ended 10/31/25	Year Ended 10/31/24

Maximum aggregate offering	2,000,000	2,000,000*
Common shares sold	1,218,817	–
Offering proceeds, net of offering costs	11,884,740	15,506

*For the period May 2, 2024 through October 31, 2024. For the period November 1, 2023 through March 20, 2024 the maximum aggregate offering was 2,200,000.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NMI
	Year Ended 10/31/25	Year Ended 10/31/24

Common Shares:
Sold through shelf offering	1,218,817	—
Issued to shareholders due to reinvestment of distributions	5,457	961

Total	1,224,274	961

Weighted average common share:
Premium to NAV per shelf offering common share sold	2.45%	–%

Notes to Financial Statements  (continued)

7.	Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NUW the AMT applicable to individuals to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to taxable market discount and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NUV	$1,829,704,908	$90,913,840	$(24,158,353)	$66,755,487

NUW	259,973,113	12,984,897	(3,198,114)	9,786,783

NMI	108,172,848	2,841,105	(1,343,283)	1,497,822

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income[1]	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total

NUV	$5,720,064	$1,476,554	$–	$66,755,487	$(123,460,783)	$–	$(6,745,102)	$(56,253,780)

NUW	650,522	3,133	–	9,786,783	(7,035,424)	–	(870,640)	2,534,374

NMI	453,638	10,952	–	1,497,822	(6,992,560)	–	(425,315)	(5,455,463)

[1]	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2025 and paid on November 3, 2025.

The tax character of distributions paid was as follows:

	10/31/25			10/31/24

Fund	Tax-Exempt Income[1]	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains

NUV	$80,614,672	$15,248	$–	$73,054,643	$–	$–

NUW	10,371,114	40,661	–	9,296,928	1,864	–

NMI	4,730,408	1,280	–	4,275,926	888	–

[1]	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total

NUV	$49,646,978	$73,813,805	$123,460,783

NUW	1,505,075	5,530,349	7,035,424

NMI	3,246,788	3,745,772	6,992,560

8.	Management Fees and Other Transactions with Affiliates

Management Fees: Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Annual fund-level fee, payable monthly, for NUV is calculated according to the following schedule:

NUV
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000

In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

NUV
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee, payable monthly, for NUW and NMI is calculated according to the following schedules:

NUW
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NMI
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

Notes to Financial Statements  (continued)

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of the end of the current fiscal period, the annual complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee

NUV	0.1559%

NUW	0.1559

NMI	0.1559

Other Transactions with Affiliates: The Funds are permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions. During the current fiscal period, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized Gain (Loss)

NUV	$52,662,748	$–	$–

NUW	8,605,876	–	–

NMI	–	962,140	44,070

Affiliated Investments: Investments in other investment companies advised by the Adviser are deemed to be “affiliated investments”. A complete schedule of the portfolio holdings for each of the affiliated investments is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available on the SEC’s website at www.sec.gov. A copy of the annual report, semi-annual report and financial statements is available for each of the affiliated investments at https://www.nuveen.com/en-us/mutual-funds/prospectuses, or upon request by calling (800) 257-8787.

Information regarding transactions with affiliated investments is as follows:

Issue	Value at 10/31/24	Purchases Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Shares at 10/31/25	Value at 10/31/25	Dividend Income
NUV
Exchange-Traded Funds
Nuveen High Yield Municipal Bond ETF	$–	$3,625,500	$–	$–	$123,690	150,000	$3,749,190	$85,455
Nuveen Municipal Income ETF	$–	$3,123,750	$–	$–	$23,638	125,000	$3,147,388	$72,150

Total	$–	$6,749,250	$–	$–	$147,328	275,000	$6,896,578	$157,605

9.	Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Funds to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the current fiscal period, the Funds did not have any unfunded commitments other than those disclosed in the Notes to Financial Statements, when applicable.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the current fiscal period, the Funds are not subject to any material legal proceedings.

10. Borrowing Arrangements

Line of Credit: The Funds, along with certain funds managed by the Adviser or by an affiliate of the Adviser (“Participating Funds”), have established a 364-day, $2.7 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2026, unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

Fund	Maximum Outstanding Balance

NUV	$15,200,000

NUW	4,985,677

NMI	788,557

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

NUV	22	$6,893,501	5.53%

NUW	26	1,942,482	5.38

NMI	3	710,335	5.53

Borrowings outstanding as of the end of the current fiscal period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities.

Inter-Fund Lending Program: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Notes to Financial Statements  (continued)

During the current fiscal period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)

Investment Objectives

The Fund’s primary investment objective is current income exempt from federal income tax. The Fund’s secondary objective is the enhancement of portfolio value through selection of tax-exempt bonds and municipal market sectors. The Fund seeks to achieve its investment objectives by investing in a portfolio of municipal securities, a significant portion of which the Fund’s investment sub-adviser believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular federal income taxes.

Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•

The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSROs or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

•	The Fund will not invest more than 10% of its Managed Assets in “tobacco settlement bonds.”

•

The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Shareholder Update  (continued)

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond (“TOB”) Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular United States (“U.S.”) federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the U.S. (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing “senior securities” (as defined under the 1940 Act), such as the issuance of preferred shares of beneficial interest (“Preferred Shares”) or debt instruments. However, the Fund may borrow (which may include reverse repurchase agreements) for temporary or emergency purposes, and use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, including inverse floating rate securities.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser and/or sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update  (continued)

NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)

Investment Objectives

The Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Fund’s secondary investment objective is to enhance portfolio value and total return.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rate such securities, or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities).

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) by all NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser; however, the Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund will not invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin and no more than 5% of its Managed Assets in any one issuer.

•

The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

•	The foregoing policies apply only at the time of any new investment.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

Shareholder Update  (continued)

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing “senior securities” (as defined under the 1940 Act), such as the issuance of preferred shares of beneficial interest (“Preferred Shares”) or debt instruments. However, the Fund may borrow (which may include reverse repurchase agreements) for temporary or emergency purposes, and use derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, including inverse floating rate securities .

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser and/or sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)

Investment Objective

The Fund’s investment objective is a high level of current income exempt from federal income tax, which the Fund seeks to achieve by investing primarily in a diversified portfolio of tax-exempt municipal obligations.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets (as defined below) in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•

The Fund may invest up to 75% of its Managed Assets in municipal securities that are rated BBB/Baa or lower by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. The Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by any NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•

The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment. The credit quality policies noted above apply only at the time of the purchase of a security, and the Fund is not required to dispose of a security in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer, even if such downgrade causes the portfolio to exceed the 75% or 10% thresholds noted above. If at any time the Fund exceeds either the 75% or 10% threshold noted above, the Fund’s future investments will be made in a manner that will bring the Fund’s portfolio back into compliance with these policies.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may also invest in in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

Shareholder Update  (continued)

The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts, or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing “senior securities” (as defined under the 1940 Act), such as the issuance of preferred shares of beneficial interest (“Preferred Shares”) or debt instruments. However, the Fund may borrow (which may include reverse repurchase agreements) for temporary or emergency purposes and use derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, including inverse floating rate securities.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser and/or sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update  (continued)

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	NUV	NUW	NMI

Portfolio Level Risks

Alternative Minimum Tax Risk	X	-	X

Below Investment Grade Risk	X	X	X

Call Risk	X	X	X

Credit Risk	X	X	X

Credit Spread Risk	X	X	X

Deflation Risk	X	X	X

Derivatives Risk	X	X	X

Direct Lending Risk	X	X	X

Distressed or Defaulted Securities Risk	X	X	X

Duration Risk	X	X	X

Economic Sector Risk	X	X	X

Financial Futures and Options Risk	X	X	X

Floating and Variable Rate Securities Risk	X	X	X

Hedging Risk	X	X	X

Income Risk	X	X	X

Inflation Risk	X	X	X

Insurance Risk	X	X	X

Interest Rate Risk	X	X	X

Inverse Floating Rate Securities Risk	X	X	X

Municipal Securities Risk	X	X	X

Municipal Securities Market Liquidity Risk	X	X	X

Municipal Securities Market Risk	X	X	X

Other Investment Companies Risk	X	X	X

Puerto Rico Municipal Securities Market Risk	X	X	X

Reinvestment Risk	X	X	X

Restricted and Illiquid Investments Risk	X	X	X

Special Risks Related to Certain Municipal Obligations	X	X	X

Swap Transactions Risk	X	X	X

Tax Risk	X	X	X

Taxability Risk	X	X	X

Tobacco Settlement Bond Risk	X	X	X

Unrated Securities Risk	X	X	X

Valuation Risk	X	X	X

When-Issued and Delayed Delivery Transactions Risk	X	X	X

Zero Coupon Bonds or Pay-In-Kind Securities Risk	X	X	X

Risk	NUV	NUW	NMI

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X

Counterparty Risk	X	X	X

Cybersecurity Risk	X	X	X

Economic and Political Events Risk	X	X	X

Fund Tax Risk	X	X	X

Global Economic Risk	X	X	X

Investment and Market Risk	X	X	X

Legislation and Regulatory Risk	X	X	X

Leverage Risk	X	X	X

Market Discount from Net Asset Value	X	X	X

Recent Market Conditions	X	X	X

Reverse Repurchase Agreement Risk	X	X	X

Shareholder Update  (continued)

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade municipal securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. Municipal securities are subject to call risk. Municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations, including to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability successfully use derivative instruments.

Direct Lending Risk. The Fund may engage in direct lending. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured. The Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. Direct loans may subject the Fund to liquidity risk, interest rate risk, and borrower default or insolvency. Direct loans are not publicly traded and may not have a secondary market which may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or value the direct loan. The Fund’s performance may be impacted by the Fund’s ability to lend on favorable terms as the Fund may be subject to increased competition or a reduced supply of qualifying loans which could lead to lower yields and reduce Fund performance.

As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a borrower that the Fund is lending money to, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. To the extent the Fund seeks to engage in direct lending, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time the security is acquired, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those investments. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Income Risk. The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a

Shareholder Update  (continued)

municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating- rate securities.

Inverse Floating Rate Securities Risk. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. While most of Puerto Rico’s debt has been restructured, proceedings under PROMESA remain ongoing, and it is unclear at this time how those proceedings will be resolved or what impact they will have on the value of the Fund’s investments in Puerto Rico municipal securities. There can be no assurances that these debt restructuring efforts will be effective or that Puerto Rico will be able to service debt payments following the completion of such debt restructuring. In addition, any restructurings approved by a federal court could be appealed and overturned. The mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, or actions by the oversight board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by the Fund and could reduce the Fund’s performance.

These challenges and uncertainties have been exacerbated by Hurricanes Irma and Maria and the resulting natural disasters in Puerto Rico since 2017. In September 2017, Hurricanes Irma and Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the commonwealth is likely to be in an uncertain economic state. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

More recently, in late December 2019 and January 2020, a series of earthquakes hit Puerto Rico, including a magnitude 6.4 earthquake, the most powerful earthquake to hit the island in more than a century, causing an estimated $200 million in damage. In addition, in early 2020, as the population of Puerto Rico worked to recover from these natural disasters, the island was significantly impacted by Covid, resulting in the Commonwealth’s authorization of a $787 million relief package to fight the pandemic and its economic impacts. Any reduction in the Commonwealth’s revenues as a result of the pandemic could have a negative ability on the Commonwealth to meet its debt service obligations, including with respect to debt held by the Fund. Puerto Rico’s political and economic conditions could have a negative impact on the liquidity or value of Puerto Rican municipal securities, and consequently may affect the Fund’s investments and its performance if the Fund invests a significant portion of its assets in Puerto Rican municipal securities.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Restricted and Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Shareholder Update  (continued)

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. Certain securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Zero Coupon Bonds or Pay-In-Kind Securities Risk. Zero Coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/ supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Declaration of Trust and the Fund’s by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Shareholder Update  (continued)

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impact the ability of the Fund to achieve its investment objectives.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

Certain types of leverage may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. In addition, whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions, composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently commencing in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, adverse effects in the supply of certain manufactured goods, substantial adverse price changes for goods and possible failure of individual companies and/or large segments of China’s export industry and U.S. importers, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would are vulnerable to an escalation of trade tensions. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline further. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may impact the markets and the Fund’s performance.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Shareholder Update  (continued)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

Fractional Shares

The Plan Agent will confirm your acquisition made for your account as soon as practicable but not later than 60 days after the date thereof. Although you may from time to time have an undivided fractional interest (computed up to six decimal places) in a share (“fractional shares”) of the Fund within the operation of the Plan, and distributions on fractional shares will be credited to your account, no fractional shares will be transferred. In the event of termination of your account under the Plan, the Plan Agent will either (a) continue to hold your Common Shares in book-entry form, or (b) transfer a whole number of Common Shares to an intermediary of your choosing, in either case disbursing to the investor an amount of cash equal to the value of any such fractional shares valued at the then-current market value of the Fund’s Common Shares at the time of termination, less any applicable fees.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; or (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Shareholder Update  (continued)

ADDITIONAL DISCLOSURES FOR THE FUND AS OF THE FISCAL YEAR ENDED OCTOBER 31, 2025

This annual report includes additional disclosures for certain Funds that have, or intend to have, an effective shelf offering registration statement on file with the Securities and Exchange Commission (SEC) at the time this report was prepared. Refer to Note 6, Fund Shares of the Notes to Financial Statements for further details on the shelf offering program.

NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	NMI

Maximum Sales Charge (as a percentage of offering price) (1)	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50

(1)

The maximum sales charge for offerings made at-the-market is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market, the applicable Prospectus Supplement will set forth any other applicable sales load. Additionally, the applicable Prospectus Supplement will set forth the offering expenses (if any) borne by Fund common shareholders.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	NMI

Management Fees	0.61%

Interest and Other Related Expenses (2)	0.01%

Other Expenses (3)	0.13%
Total Annual Expenses	0.75%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended October 31, 2025.
(2)

Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended October 31, 2025. The types of leverage used by the Fund during the fiscal year ended October 31, 2025 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)

Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Example

The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
NMI	$18	$34	$51	$102

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share; and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.

NMI	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

October 2025	$10.08	$9.64	$9.86	$9.59	2.23%	0.52%

July 2025	$10.64	$9.62	$9.67	$9.71	10.03%	(0.93)%

April 2025	$9.96	$9.40	$10.14	$9.51	(1.78)%	(1.16)%

January 2025	$9.83	$9.37	$10.07	$10.01	(2.38)%	(6.39)%

October 2024	$10.26	$9.67	$10.24	$10.10	0.20%	(4.27)%

July 2024	$10.07	$9.18	$10.12	$9.89	(0.49)%	(7.18)%

April 2024	$9.47	$9.11	$10.03	$9.91	(5.58)%	(8.07)%

January 2024	$9.42	$8.44	$10.03	$9.19	(6.08)%	(8.16)%

The following table shows, as of October 31, 2025 the Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

October 31, 2025	NMI

NAV per Common Share	$9.92

Market Price	$10.05

Percentage of Premium/(Discount) to NAV per Common Share	1.31%

Net Assets Attributable to Common Shares	$111,840,825

Shares of closed-end investment companies, including the Fund, may frequently trade at prices lower than NAV, the Fund’s Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

UNRESOLVED STAFF COMMENTS

The Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2025, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

NUV	$—

NUW	–

NMI	–

Shareholder Meeting Report

(Unaudited)

The annual meeting of shareholders for NUV, NUW, and NMI was held on August 14, 2025; at this meeting the shareholders were asked to elect Board Members.

The vote totals for NUV, NUW, and NMI are set forth below:

	NUV	NUW	NMI

	Common Shares	Common Shares	Common Shares

Approval of the Board Members was reached as follows:

Michael A. Forrester
For	169,438,883	14,972,901	8,063,128
Withhold	3,093,948	375,046	241,919

Total	172,532,831	15,347,947	8,305,047

Thomas J. Kenny
For	169,481,887	14,980,360	8,060,023
Withhold	3,050,944	367,587	245,024

Total	172,532,831	15,347,947	8,305,047

Margaret L. Wolff
For	169,281,592	15,022,771	8,105,980
Withhold	3,251,239	325,176	199,067

Total	172,532,831	15,347,947	8,305,047

Robert L. Young
For	169,420,167	14,968,216	8,060,023
Withhold	3,112,664	379,731	245,024

Total	172,532,831	15,347,947	8,305,047

Additional Fund Information

(Unaudited)

Board of Directors/Trustees

Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act

Common Share Repurchases Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI

Common shares repurchased	0	0	0

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inverse Floating Rate Securities: Inverse floating rate securities, are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.

Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	218

Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	218

Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011–2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account VA-1.	219

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	219

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	219

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	219

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008–2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	219

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022–2023).	218

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	219

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); formerly, Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).	219

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	219

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	219

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund; Senior Managing Director, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Joseph T. Castro 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC and Nuveen, LLC.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President	2016	Senior Managing Director, Head of Public Product of Nuveen; President. formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA- CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; Executive Vice President, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 1985 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Senior Managing Director of Nuveen.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-A-1025P 4966757

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

Item 4.	Principal Accountant Fees and Services.

Nuveen AMT-Free Municipal Value Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP (“PwC”), the Registrant’s current independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal year ended October 31, 2025, and the amount of fees that KPMG LLP (“KPMG”), the Registrant’s former independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal year ended October 31, 2024. The Audit Committee approved in advance all audit services and non-audit services that PwC and KPMG provided to the Registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Registrant waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant during the fiscal year in which the services are provided; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE REGISTRANT

Fiscal Year Ended[5]	Audit Fees Billed to Registrant[1]	Audit-Related Fees Billed to Registrant[2]	Tax Fees Billed to Registrant[3]	All Other Fees Billed to Registrant[4]
October 31, 2025 (PwC)	$26,628	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

October 31, 2024 (KPMG)	$26,600	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Registrant’s common shares and leverage.

3	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
4	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
5	The Registrant changed audit firm from KPMG to PwC on October 24, 2024.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE ADVISER AND AFFILIATED REGISTRANT SERVICE PROVIDERS

The following tables show the amount of fees billed by PwC to Nuveen Fund Advisors, LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant (“Affiliated Fund Service Provider”), for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s fiscal year ended October 31, 2025, and the amount of fees billed by KPMG to the Adviser and any Affiliated Fund Service Provider, for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s fiscal year ended October 31, 2024.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Registrant’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
October 31, 2025 (PwC)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

October 31, 2024 (KPMG)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PwC billed during the Registrant’s fiscal year ended October 31, 2025 for non-audit services, and the amount of fees that KPMG billed during the Registrant’s fiscal year ended October 31, 2024 for non-audit services. The Audit Committee is required to pre-approve non-audit services that the Registrant’s independent registered public accounting firm provides to the Adviser and any Affiliated Fund Service Provider, if the engagement related directly to the Registrant’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PwC and KPMG about any non-audit services rendered during the Registrant’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PwC’s and KPMG’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Registrant	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Registrant)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2025 (PwC)	$0	$0	$11,376,794	$11,376,794
October 31, 2024 (KPMG)	$0	$0	$0	$0

“Non-Audit Fees billed to Registrant” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Registrant in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the independent registered public accounting firm’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Registrant by the Registrant’s independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Registrant’s independent registered public accounting firm for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Registrant.

Item 4(i) and Item 4(j) are not applicable to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Matthew Thornton III, Margaret L. Wolff and Robert L. Young.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1)	Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, serves as chief investment officer and head of Nuveen’s municipal fixed income department – the largest and most experienced team of investment professionals in the industry. He is the lead portfolio manager for high yield municipal strategies, as well as tax-exempt and taxable municipal strategies across open-end funds, closed-end funds and customized institutional portfolios. Prior to his current role, Dan was a long-serving portfolio manager for several municipal mutual funds and played a key role in establishing and expanding Nuveen’s institutional platform as head of Taxable Municipals. He also chairs the Municipal Investment Oversight Committee, helping to set the strategic direction of all municipal strategies managed by Nuveen. As a leading expert in the municipal market, Dan is a trusted voice on the complexities of state and local government debt. Dan joined Nuveen in 2000 as a municipal fixed income research analyst, covering the corporate-backed, energy, transportation, and utility sectors. He began his investment career in 1998 as an analyst at Banc of America Securities. He holds a B.S. in Business from Miami University and an M.B.A. from Northwestern University’s J. L. Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Kristen M. DeJong, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager responsible for managing taxable municipal fixed income strategies for customized institutional portfolios and closed-end funds. She began her career in the investment industry in 2005 and joined the firm in 2008. Prior to her current role, she served as senior research analyst for Nuveen’s municipal fixed income team, responsible for conducting credit analysis and providing trade recommendations for separately managed accounts. Previously, she worked as a research associate at Nuveen in the wealth management services area, where she provided research and developed reports on various topics involving retirement, tax and investment planning. Before joining Nuveen, she was a financial advisor at Ameriprise Financial. She received her B.S. in Business from Miami University. Ms. DeJong holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2)	Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	18	$31.19 billion
	Other Pooled Investment Vehicles	2	$397.03 million
	Other Accounts	45	$17.88 billion

Kristen M. DeJong	Registered Investment Company	22	$19.45 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	45	$17.88 billion

*	Assets are as of October 31, 2025. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3)	Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4)	Beneficial Ownership of NUW Securities

As of October 31, 2025, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Daniel J. Close	X
Kristen M. DeJong	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen AMT-Free Municipal Value Fund

Date: January 7, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 7, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer (principal executive officer)

Date: January 7, 2026	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller (principal financial officer)